As filed with the Securities and Exchange Commission on April 30, 1999
                                                 Registration Nos. 033-22925
                                                                and 811-5279

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
-------------------------------------------------------------------------------

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                    Pre-Effective Amendment No. _____  / /

                     Post -Effective Amendment No. 19 /X/
                                       And

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             Amendment No. 21  /X/

                            CHARTER NATIONAL VARIABLE
                                 ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                     Charter National Life Insurance Company
                               (Name of Depositor)

                    8301 Maryland, Ave., St. Louis, MO 63105
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: (800) 242-4402

Name and Address of Agent for Service:      Copy  to:
Richard G. Petitt                           Stephen E. Roth, Esq.
Charter National Life Insurance Company     Sutherland Asbill & Brennan LLP
8301 Maryland Ave.                          1275 Pennsylvania Avenue, N.W.
St. Louis, MO 63105                         Washington, D.C.  20004-2415

                  Approximate Date of Proposed Public Offering:
    As soon as practicable after effectiveness of the Registration Statement
-------------------------------------------------------------------------------
It is proposed that this filing will become  effective:

/ / Immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on May 1, 1999, pursuant to paragraph (b) of Rule 485
/ /  60 days after filing pursuant to paragraph (a) of Rule 485
/ /  On _________, pursuant to paragraph (a) of Rule 485

                     Title of Securities Being Registered:
   Units of Interest in the Separate Account under flexible payment deferred variable annuity contracts.

                              Scudder Horizon Plan
                             Prospectus May 1, 1999

              A No-Load Flexible Premium Deferred Variable Annuity
                                   offered by
                     Charter National Life Insurance Company
                                   through the
                    Charter National Variable Annuity Account


This prospectus describes the Scudder Horizon Plan Contract ("Contract"). The Contract has 10 investment alternatives -- a general account (paying a guaranteed minimum fixed rate of interest) and 9 subaccounts of the Charter National Variable Annuity Account. Money you direct to a subaccount is invested exclusively in a single portfolio of the Scudder Variable Life Investment Fund. The 9 mutual fund portfolios we offer through the subaccounts under this Contract are:

         Scudder Variable Life Investment Fund
                Money Market Portfolio
                Bond Portfolio
                Capital Growth Portfolio
                Balanced Portfolio
                Growth and Income Portfolio
               oInternational Portfolio
               oGlobal Discovery Portfolio
                Large Company Growth Portfolio
                Small Company Growth Portfolio


Variable annuity contracts involve certain risks, including possible loss of principal.

o The investment performance of the portfolios in which the subaccounts invest will vary.

o    We do not guarantee how any of the portfolios will perform.

o The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the contract.

o Neither the U.S. Government nor any Federal agency insures your investment in the Contract.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Scudder Horizon Plan variable annuity contract.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.



The Contract is designed to aid you in long-term financial planning.


To learn more about the Contract, you may want to look at the Statement of Additional Information dated May 1, 1999, (the "SAI"). For a free copy of the SAI, contact us at:


Scudder Horizon Plan
Customer Service Center
8301 Maryland  Ave.
St. Louis,  MO 63105
(800) 242-4402


Charter has filed the SAI with the U.S. Securities and Exchange Commission (the "SEC") and has incorporated it by reference into this prospectus. The SAI's table of contents appears at the end of this prospectus.


The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information. You may also read and copy any of these documents at the SEC's public reference room in Washington, D.C. Please call 1-800-SEC-0330 for further information on the operation of the public reference room.

                                Table of Contents



Definitions                                                                1
Summary                                                                    4
Fee Table                                                                  9
     Example                                                              10
     Financial Statements                                                 11
Calculation of Yields and Total Returns                                   12
Other Performance Data                                                    13
Charter and the Variable Account                                          14
     Charter National Life Insurance Company                              14
     Purchase Agreement with Allstate                                     14
     Charter National Variable Annuity Account                            14
     Services Agreements with Allstate                                    15
Scudder Variable Life Investment Fund                                     15
     Addition, Deletion, or Substitution of Investments                   17
The Contract                                                              18
     Contract Application and Issuing the Contract                        18
     Examination Period                                                   19
         Return of Premium Plus or Minus Investment Experience            19
         Return of Premium                                                20
     Payments                                                             20
         Initial Payment                                                  20
         Additional Payments                                              21
         Automatic Investment Plan.                                       21
         Limitations on Payments                                          21
     Allocating Payments                                                  22
     Transfers                                                            23
         Asset Rebalancing Option                                         23
         Dollar Cost Averaging                                            25
     Account Value                                                        26
         Unit Value                                                       27
         Investment Experience Factor                                     28
     Contract Ownership                                                   29
     Assignment of Contract                                               29
     State Exceptions                                                     30
Access to Your Money                                                      31
     Full and Partial Surrenders                                          31
         Systematic Withdrawals                                           32
     Annuity Payments                                                     33
     Annuity Income Options                                               34
     Maturity Date                                                        36
     Death Benefit                                                        36
     Beneficiary Provisions                                               37
     Death of Owner                                                       37
     Employment-Related Benefit Plans                                     38
Charges and Deductions                                                    38
     Mortality and Expense Risk Charge                                    39
     Contract Administration Charge                                       40
     Records Maintenance Charge                                           40
     Premium Taxes                                                        40
     Other Taxes                                                          41
     Transfer Charges                                                     41
     Portfolio Charges                                                    41
Certain Federal Income Tax Consequences                                   42
     Tax Status of the Contract                                           42
     Taxation of Nonqualified Contracts                                   42
         Diversification Requirements                                     42
         Owner Control                                                    43
         Required Distributions                                           43
         Non-Natural Person                                               43
         Withdrawals                                                      44
         Penalty Tax on Certain Withdrawals                               44
         Annuity Payments                                                 44
         Taxation of Death Benefit Proceeds                               45
         Transfers, Assignments or Exchanges of a Contract                45
         Withholding                                                      45
         Multiple Contracts                                               45
     Taxation of Qualified Contracts                                      45
         Other Tax Issues                                                 46
     Our Income Taxes                                                     46
     Possible Tax Law Changes                                             47
General Provisions                                                        47
     The Contract                                                         47
     Delay of Payment and Transfers                                       48
     Contract Expiration                                                  48
     Misstatement of Age or Sex                                           48
     Nonparticipating Contract                                            49
     Notices and Inquiries                                                49
     Records and Reports                                                  49
     Year 2000 Disclosure                                                 49
Services Agreement                                                        50
Distribution of the Contract                                              51
The General Account                                                       52
Voting Rights                                                             53
Legal Proceedings                                                         54

Additional Information                                                    54
Table of Contents for Statement of Additional Information                 55
Condensed Financial Information                                           A-1

                  This Contract is not available in all states.

                                   Definitions

     account value -- Your Contract's total value in the subaccounts and the general account. The Contract refers to account value as "Accumulated Value."

     age -- The annuitant's age on his or her birthday nearest to the Contract Anniversary.

     annuitant -- The person whose life is used to determine the duration and amount of any annuity payments. If the annuitant dies before the Maturity Date, we will pay a death benefit.

     annuity payments -- After the Maturity Date, we promise to pay you an income in the form of regular fixed annuity payments. The amount of the annuity payments depends on the amount of money you accumulate in the Contract before the Maturity Date and on the annuity income option you choose.

     beneficiary -- The person(s) you select to receive the benefits of the Contract if no Owner is living.

     Contract Date --The date listed in the Contract that we use to determine Contract years, Contract months, and Contract anniversaries. The Contract Date is usually the same date as the Effective Date.

     death benefit -- An amount we pay if the annuitant dies before the Maturity Date. The death benefit is the greater of the account value or the Guaranteed Death Benefit.

     Declaration Period -- A period of time between 1 and 10 3 years during which we will credit specified rates of interest on payments you allocate to the general account.

     Effective Date -- A date within two business days after we have received a completed application and the full initial payment.

     Fund -- The Scudder Variable Life Investment Fund, an open-end, diversified management investment company in which the subaccounts invest.

     general account -- The account containing all of Charter's assets, other than those held in its separate accounts. Guaranteed Death Benefit -- The sum of the payments you made, less any partial surrenders.


     Home Office -- The principal office of Charter, located at 8301 Maryland Avenue. Ave., St. Louis, Missouri MO 63105.


     joint annuitant -- If you select annuity income option 2, you may designate a joint annuitant. We will use the joint annuitant's life, in addition to the annuitant's life, to determine the duration of the annuity payments.

     joint owner -- A person sharing the privileges of ownership as stated in the Contract. If a joint owner is named, Charter will presume ownership to be as joint tenants with right of survivorship.

     Maturity Date -- The date on which we will begin to pay annuity payments if the annuitant is living.

     monthly anniversary -- The same date in each month as the Contract Date.

     net payment -- A payment less any applicable premium taxes.

     Nonqualified Contract -- A Contract other than a Qualified Contract.

     Owner (you, your) -- The person having the privileges of ownership stated in the Contract, including the right to receive annuity payments if the annuitant is living on the Maturity Date and the Contract is in force.

     portfolio -- A separate investment portfolio of the Fund in which a subaccount of the Variable Account invests.

     Proof of Death -- One of the following: (i) a certified copy of a death certificate, (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to Charter.

     Qualified Contract -- A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment.

     subaccount -- An investment division of the Variable Account. Each subaccount invests exclusively in a single portfolio of the Fund. Unit Value -- The value of each unit of a subaccount. It is calculated each Valuation Period. It is similar to the net asset value of a mutual fund.


     Valuation Date -- Each day on which we value the assets in the subaccounts, which is each day on which the New York Stock Exchange (NYSE) is open for trading. We are open for business on each day the NYSE is open.


     Valuation Period -- The period that begins at the close of one Valuation Date and ends at the close of the next Valuation Date.

     Variable Account -- Charter National Variable Annuity Account, a separate account composed of subaccounts which we established to receive and invest the portion of net payments under the Contract that you do not allocate to our general account.


     we, us, our, Charter, the Company: Charter National Life Insurance Company.

                                    Summary

     This summary answers certain basic questions you may have about the Contract. More detailed information about the Contract appears later in this Prospectus. Please read this Prospectus carefully.

1.   Why should I purchase this Contract?

     The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the Variable Account and in the general account. The Contract is designed to enable you to accumulate money for retirement and other long-term investment purposes. "Tax-deferred" means that earnings and appreciation on the assets in your Contract are not taxed until you take money out by a full or partial cash surrender or by annuitizing the Contract, or until we pay the death benefit.

2.   How can I purchase the Contract?


     You may purchase the Contract from us (Charter National Life Insurance Company) for a minimum payment of $2,500 ($2,000 for certain Qualified Contracts). We do not deduct a commission or sales charge from any payment you make. You may make additional payments under the Contract, subject to certain conditions. Send your payments to:

         Scudder Horizon Plan
         Customer Service Center
         8301 Maryland Avenue
         St. Louis, Missouri 63105


3. Can I use this Contract as an IRA?

     Yes, the Contract is available to most individuals who wish to purchase an IRA. It is also available to certain retirement plans and retirement accounts that qualify for special Federal income tax treatment. We require that if you desire to invest monies that qualify for different annuity tax treatment, then you must purchase separate Contracts.

4.   What annuity benefits are offered under the Contract?

     The Contract allows you to receive fixed annuity payments under one of three annuity income options. Annuity payments begin after the Maturity Date provided the annuitant is living. The three annuity income options currently available are: (i) life annuity with installment refund; (ii) joint and survivor life annuity with installment refund; and (iii) installments for life.

     Other annuity income options may be available on the Maturity Date. The dollar amount of each annuity payment will be fixed on the Maturity Date and guaranteed by us.

5.   What investments are available under the Contract?

     You may invest your money in any of the following portfolios of the Scudder Variable Life Investment Fund by directing your payments into the corresponding subaccounts:


                                Money Market
                              o Bond
                                Capital Growth
                              o Balanced
                                Growth and Income
                              o International
                                Global Discovery
                              o Large Company Growth
                                Small Company Growth


     Each subaccount invests in Class A shares of its corresponding portfolio. The assets of each portfolio are held separately from the assets of other portfolios and each has separate investment objectives and policies. The attached prospectus for the Fund more fully describes the portfolios. Scudder Kemper Investments Inc. is the investment adviser for the portfolios.

     Your investment in the subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges deducted. You bear the investment risk for amounts you invest in the subaccounts.

6.   What fixed rate options are available under the Contract?

     You may allocate funds to the general account and receive a specified rate of return. We will credit interest to your payments for the length of the Declaration Period you choose at a guaranteed rate we specify in advance. We offer Declaration Periods of 1 and 3 years. At the end of the Declaration Period, you have the option to move funds into any available subaccount or into another Declaration Period that has a new specified rate of interest that we guarantee will be no less than 3.5%.

     We guarantee interest, as well as principal, on money placed in the general account.

7.   What is the purpose of the Variable Account?

     We established the Variable Account to invest the payments we receive under our variable annuities, including this Contract. The Variable Account is divided into subaccounts. Each subaccount invests exclusively in a portfolio of the Fund. Under Missouri law, the assets in the Variable Account associated with the Contract are not affected by, nor chargeable with, liabilities arising out of any other business we conduct.

8.   Can I transfer assets within the Contract?

     Yes. You have the flexibility to transfer assets within the Contract. You may transfer amounts among the subaccounts and from the subaccounts to the general account at any time. You may also transfer amounts from the general account to the subaccounts or within the general account at the end of a Declaration Period.

     We do not impose a charge for any transfers. In the future, we may impose a transfer charge of $10 for the third and subsequent transfer requests made during a Contract Year.

9.   What are my expenses under the Contract?

     On each Valuation Date, we deduct an administrative fee at an annual rate of .30%, and a mortality and expense fee at an annual rate of .40%, from the amount you have invested in each subaccount. These charges are not deducted from the general account. We do not charge an annual maintenance fee, although the Contract permits us to deduct a maximum fee of $40 in the future.

     We will deduct state premium taxes, which currently range from 0% to 3.5%, if your state requires us to pay premium taxes. We will deduct the taxes either when we incur the tax or at a later time.

     We do not deduct any surrender charges on full or partial surrenders.


     The portfolios also deduct investment charges from amounts you have invested in the portfolios through the subaccounts. These charges range from 0.44% to 1.72% annually, depending on the portfolio. See the prospectus for the Fund and the Fee Table in this Prospectus.


10.  Do I have access to my money in the Contract?

     Yes. You may make a full or partial surrender of the Contract at any time before the Maturity Date or the annuitant's death. No surrender charges apply.

     For  Qualified   Contracts  issued  under  Code  Section  403(b),   certain
restrictions will apply. You may also have to pay Federal income taxes and a penalty tax on any money you take out of the Contract.

11.  What is the death benefit?


     If the annuitant dies before the Maturity Date, we pay you, the owner, the greater of the account value or the Guaranteed Death Benefit. If the owner of a Nonqualified Contract dies before the Maturity Date and before the annuitant's death, then we will pay the account value in a lump sum to the joint owner no later than 5 years following the owner's death (if there is no joint owner, then we will pay the beneficiary).


12.  What are the Federal income tax consequences of investing in the Contract?

     The Contract's earnings are generally not taxed until you take them out. For Federal tax purposes, if you take money out before the Maturity Date, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% Federal penalty tax on the earnings. The annuity payments you receive after the Maturity Date are considered partly a return of your original investment; that part of each payment is not taxable as income. Different tax consequences may apply for a Contract used in connection with a qualified plan.

13.  Can the Contract be returned after I receive it?

     Yes. You may return the Contract for a refund by returning the Contract to our home office within 10 days after you receive it. The amount of the refund, will generally be the initial payment, plus (or minus) gains (or losses) from investing the payment in the subaccounts you selected on your application, plus interest earned on amounts you allocated to the general account. In some states you may have more than 10 days, or receive a different refund amount. See "Examination Period" and "State Exceptions."

                                    Fee Table

     This Fee Table illustrates the current charges and deductions under the Contract, as well as the Fund's fees and expenses for the 1998 calendar year. The purpose of this table is to assist you in understanding the various cost and expenses that you will bear directly and indirectly. The Fund has provided the information pertaining to the Fund.

Contract Owner Transaction Expenses

         Sales Load Imposed on Payments                              None

         Deferred Sales Load                                         None

         Surrender Fee                                               None

         Transfer Charge (transfers made between  subaccounts
         and/or to the  general  account  during a Contract  Year)   None

         Annual Records   Maintenance  Charge                        None


         Variable Account Annual Expenses (as a percentage of your average net assets in the Variable Account)


         Mortality and Expense Risk Charge                      0.40%
         Contract Administration Charge                         0.30%
                                                                -----
         Total Variable Account Annual Expenses                 0.70%

Scudder Variable Life Investment Fund Annual Expenses (as a percentage of average net assets for the 1998 calendar year)


                             Management                          Total
                           Fees                       Expenses
                           After Fee       Other               After Fee
Portfolio                  Waiver*        Expenses              Waiver*
---------                  ---------   ------------  -------- -------
Money Market                   0.37%         0.07%             0.44%
Bond                           0.48%         0.09%             0.57%
Capital Growth                 0.46%         0.04%             0.50%
Balanced                       0.48%         0.08%             0.56%
Growth and Income              0.47%         0.09%             0.56%
International                  0.87%         0.17%             1.04%
Global Discovery*              0.91%         0.81%             1.72%
Large Company Growth**         0.58%         0.67%             1.25%
Small Company Growth**         0.88%         0.62%             1.50%


*Until April 30, 1998, Scudder Kemper (the Adviser) agreed to waive a portion of its management fee to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets. As a result, actual 1998 expenses without giving effect to the expense limitation were: management fee 0.97% and total expenses 1.78%.

**Until April 2000, the Adviser has agreed to waive all or a portion of its management fee to limit the expenses of the Large Company Growth Portfolio and the Small Company Growth Portfolio to 1.25% and 1.50% respectively of average daily net assets. Without these limitations the Fund estimates that total expenses for the Large Company Growth Portfolio and the Small Company Growth Portfolio would be 1.09% and 1.90%, respectively.



Example

The following example illustrates the expenses that you would pay on a $1,000 investment, assuming 5% annual return on assets, if you continued the Contract, surrendered or annuitized at the end of each period:


Subaccount                  1 Year        3 Years      5 Years     10 Years
----------                  ------        -------      -------     --------
Money Market                $12           $36          $63         $139
Bond                        $13           $40          $70         $153
Capital Growth              $12           $38          $66         $145
Balanced                    $13           $40          $69         $152
Growth and Income           $13           $40          $69         $152
International               $18           $55          $94         $205
Global Discovery            $25           $75          $129        $276
Large Company Growth        $20           $61          ---         ---
Small Company Growth        $22           $69          ---         ---



     The fee table and example above are based upon the current level of charges deducted under the Contract. In the future, we may increase the Mortality and Expense Risk Charge to .70% per year, establish a Records Maintenance Charge of up to $40 per year and impose a transfer charge of $10 for the third and each subsequent transfer request made during a Contract Year. We currently have no intention of changing our charges.

     Neither the fee table nor the example reflects the deduction of any premium tax.



     You should not consider this example to represent past or future expenses, performance or return. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical. Past or future annual returns may be greater or less than the assumed return.

     A financial history of each subaccount is included in Appendix A to this Prospectus.

Financial Statements

     The financial statements of Charter and the Variable Account are included in the SAI.

                     Calculation of Yields and Total Returns


     We may periodically advertise yields and standard total returns for the subaccounts and the portfolios. These figures will be based on historical earnings and are not intended to indicate future performance.

     Yields and standard total returns include all charges and expenses you would pay under the Contract -- the mortality and expense risk charge (0.40%) and the administrative expense charge (0.30%).


     The yield of the Money Market subaccount refers to the annualized investment income that an investment in the subaccount generates over a specified seven-day period. The effective yield of the Money Market subaccount is calculated in a similar way but, when annualized, we assume that the income earned by the investment has been reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

     The yield of a subaccount (except the Money Market subaccount) refers to the annualized income that an investment in the subaccount generates over a specified thirty-day period.

     The average annual total return of a subaccount assumes that an investment has been held in the subaccount for certain periods of time including the period measured from the date the subaccount began operations. We will provide the average annual total return for each subaccount that has been in operation for 1, 5, and 10 years. The total return quotations will represent the average annual compounded rates of return that an initial investment of $1,000 would earn as of the last day of the 1, 5 and 10 year periods.

     The yield and total return calculations are not reduced by any premium taxes. Applying premium taxes will reduce the yield and total return of a Contract.

     For additional information regarding yield and total return calculations, please refer to the SAI.


                             Other Performance Data


     We may disclose other performance data, such as cumulative total return and nonstandard total returns. This means that the data may be presented for different time periods and different dollar amounts.


     We may also present historic performance data for the portfolios since their inception that is reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance data includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

     We will only disclose non-standard performance data if we also disclose the standard performance data. For additional information regarding the calculation of other performance data, please refer to the SAI.

     Advertising, sales literature, and other communications may compare the expense and performance data for the Contract and each subaccount with other variable annuities tracked by independent services such as Lipper Analytical Services, Inc., Morningstar and the Variable Annuity Research Data Service. These services monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. We may also make comparisons using other indices that measure performance, such as Standard & Poor's 500 Composite or the Dow Jones Industrial Average. Unmanaged indices may assume reinvestment of dividends but do not deduct administrative and management costs and expenses.

     We may report other information including the effect of tax-deferred compounding on a subaccount's returns, illustrated by tables, graphs, or charts. Tax-deferred compounding can lead to substantial long-term accumulation of assets, if the portfolio's investment experience is positive. Sales literature, advertisements or other reports may refer to A.M. Best's rating of Charter as an insurance company.

                        Charter and the Variable Account

Charter National Life Insurance Company


     Charter is a stock life insurance company incorporated under the laws of the State of Missouri on December 7, 1955. Charter, with assets of $748 million as of December 31, 1998, principally engages in the offering of insurance products. We are authorized to conduct business in 49 states, the District of Columbia and Puerto Rico. Our principal offices are located at: 8301 Maryland Ave., St. Louis, MO 63105, (800) 242-4402.


     Charter is currently a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation.

Purchase Agreement with Allstate

     On December 21, 1998, Allstate Life Insurance Company ("Allstate") announced that it has entered into an agreement with Leucadia to purchase Charter. The transaction is subject to regulatory approvals and is expected to close before July 1, 1999.

     CNL, Inc. ("CNL") is the principal underwriter of the Contract. On September 2, 1998, Leucadia, then sole owner of all of the stock of CNL, sold all of its CNL stock to Allstate.

Charter National Variable Annuity Account

     Charter established the Variable Account as a separate investment account under the laws of the State of Missouri on May 15, 1987. The Variable Account receives and invests the payments under the Contracts. We may offer other variable annuities for which the Variable Account may receive and invest payments.

     Under Missouri law, that portion of the assets of the Variable Account equal to the reserves and other contract liabilities connected with the account shall not be chargeable with liabilities arising out of any other business we may conduct. However, the assets of the Variable Account will be available to cover the liabilities of our general account to the extent that Variable Account assets exceed its liabilities arising under the variable annuity contracts it supports. The obligations under the Contracts are obligations of Charter.

     The Variable Account is divided into subaccounts. Each subaccount invests exclusively in shares of one of the Fund's portfolios. Income, gains and losses from each subaccount's assets are credited to or charged against such subaccount without regard to income, gains or losses of any other subaccount or income, gains, or losses arising out of our other business.

     The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the 1940 Act and meets the definition of a "separate account" under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or Charter by the SEC.


Services Agreements with Allstate


     On September 2, 1998, Charter and Leucadia entered into a coinsurance agreement with Allstate reinsuring all of Charter's rights, liabilities and obligations with respect to the Variable Account under the Contracts. On the same date, Charter and Allstate entered into an administrative services agreement under which Allstate or an affiliate will administer the Contracts. Neither of these agreements will change the fact that Charter is primarily liable to you under your Contract. At this time there have been no changes to the address or phone numbers that you are currently using.

                      Scudder Variable Life Investment Fund

     The Variable Account invests exclusively in shares of the Scudder Variable Life Investment Fund (the "Fund"). The Fund is registered with the SEC under the 1940 Act as an open-end, diversified management investment company. Scudder Kemper Investments, Inc. is the investment adviser to the mutual fund portfolios available under the Contract.

     In addition to the Variable Account, the Fund's shares are sold to variable life insurance and variable annuity separate accounts of other insurance companies, including an insurance company affiliated with us. Someday, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund. But, currently neither the Fund nor Charter foresees any such disadvantages to either variable annuity owners or variable life insurance owners. The Fund's management intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what response, if any, they should take. In addition, if we believe that the Fund's response to any of those events or conflicts insufficiently protects our Owners, then we will take appropriate action.

     The subaccounts invest exclusively in the Class A shares of following portfolios of the Fund:


                            Money Market
                            Bond
                            Capital Growth
                            Balanced
                            Growth and Income
                            International
                            Global Discovery
                            Large Company Growth
                            Small Company Growth

     Each portfolio represents, in effect, a separate mutual fund with its own distinct investment objectives and policies. The income or losses of one portfolio have no effect on another portfolio's investment performance.


     Scudder Kemper Investments. Inc. (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, manages daily investments and business affairs of the Fund, subject to the policies that the Funds' Trustees established. See the Fund's prospectus for information regarding the Adviser's fees.

     The general public may not purchase these underlying portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios would be similar to those of the underlying portfolios.


     There is no assurance that any portfolio will achieve its objective. The Scudder Variable Life Investment Fund prospectus contains more detailed information, including a description of the risks involved in investing in each portfolio and a description of each portfolio's investment objective. A copy of the Fund's prospectus is attached to this Prospectus. You should carefully read the Fund's prospectus before investing in a Contract.


Addition, Deletion, or Substitution of Investments

     From time to time, we may make certain changes in the Variable Account and its investments. We may substitute shares of any portfolio for shares of another portfolio of the Fund or another registered open-end management investment company. We may do so if the shares of the portfolio are no longer available for investment or if we decide that investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will not substitute or eliminate the shares of a portfolio in which your Contract is invested without prior approval of the SEC and we will notify you of our intent. This will be done to the extent required by the 1940 Act.

     We may add or delete subaccounts in our discretion when we decide that marketing, tax, investment, or other conditions warrant such additions or deletions. Each additional subaccount will purchase shares in a portfolio of the Fund or in another mutual fund or investment vehicle. If we eliminate a subaccount, then we will notify you and request that you reallocate the amounts you have invested in the eliminated subaccount. If you do not provide us with your desired reallocations, then we will reinvest the amounts in the eliminated subaccount into the subaccount that invests in the Money Market Portfolio.

     In the event of any such substitution, change, or elimination, we may, by appropriate endorsement, change the Contracts as may be necessary or appropriate to reflect such substitution, change, or elimination. Furthermore, if we deem it to be in the best interests of persons having voting rights under the Contracts, then the Variable Account may be: (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) de-registered under the 1940 Act, in the event such registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent applicable law permits, we may transfer the assets of the Variable Account associated with the Contracts to another separate account.

                                  The Contract

     The description of the Contract contained in this prospectus is qualified in its entirety by reference to the contract for the Flexible Premium Variable Deferred Annuity. We have filed a copy of the Contract as an exhibit to this Registration Statement. It is available upon request from us.


Contract Application and Issuing the Contract


     The Contract is available to individuals, certain retirement plans and individual retirement accounts (IRA) that qualify for special Federal income tax treatment. The Contract is not available for use as a "Tax-Sheltered Annuity" qualifying under Section 403(b) of the Code.


     If you purchase a Contract which qualifies as an IRA under Section 408(b), you should be aware that the Code imposes certain restrictions on those Contracts.

     Before we issue a Contract, we must receive your properly completed application and a minimum payment of $2,500 ($2,000 in the case of some Qualified Contracts). We will mail you a Premium Receipt form if you request one. You must name the annuitant in the Contract application. If the Contract qualifies as an IRA under Section 408(b), then you must be the annuitant. We reserve the right to decline an application for any reason. If we decline an application, then we will refund the full initial payment.

     After underwriting is completed and the Contract is delivered to you, the Contract will be deemed to have commenced as of the Effective Date. The Effective Date is a date within two business days after we receive a completed application and the full initial payment. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th day of the same month. We use the Contract Date to determine Contract Years, Contract Months, and Contract Anniversaries.

Examination Period

     You may cancel the Contract for a refund within 10 to 30 days after you receive the Contract. Depending on the laws of the state of issue and your age, we will refund the initial payment in one of the following methods. See your Contract and the "State Exceptions" section of this prospectus for details.

     Return of Premium Plus or Minus Investment Experience . In most states, if you return the Contract, we will refund the initial payment, plus or minus gains or losses from investing the payment in the subaccounts you chose on your application, plus any interest earned on the amount you allocated to the general account. We will calculate these refunds as of the date that we receive the Contract. If you allocate all or part of the payment to the subaccounts, then the amount of your refund may be more or less than the initial payment, depending on the investment performance of your selected subaccounts. If you allocate all of the payment to the general account, then we will always refund an amount equal to or greater than the payment.

     Return of Premium . If your state requires us to refund your premium to you, then we will refund the greater of: (1) the initial payment, or (2) the account value plus any amount deducted for taxes or charges from the initial payment. We will calculate your refund as of the date we receive the Contract. During the Examination Period, the portion of the initial payment you allocated to the Variable Account will be invested in the Money Market subaccount. Once the Examination Period expires, we will reallocate the account value to the subaccounts you select.

Payments

     You should make all checks or drafts payable as directed on the application. You can also make payments by requesting on your application that Scudder Investor Services, Inc. redeem shares in an existing Scudder mutual fund account and apply the proceeds toward a payment.

     Initial Payment . The minimum initial payment you must pay to purchase a Contract is $2,500 ($2,000 in the case of some Qualified Contracts). The initial payment is the only payment we require you to make under the Contract. When you make the initial payment, you must specify whether it is for a purchase of a Nonqualified or Qualified Contract.

     If the initial payment is derived from an exchange or surrender of another annuity contract, then we may require that you provide information about the Federal income tax status of the previous annuity contract. If you desire to invest monies qualifying for different annuity tax treatment under the Code, then we will require you to purchase separate Contracts. Each separate Contract requires a minimum initial payment of $2,500 ($2,000 in the case of some Qualified Contracts). We reserve the right to waive the minimum initial payment amount and accept less than $2,500.

     If we receive a properly completed application with the initial payment, then we will credit that payment to the Contract within two business days of receiving the payment. We may deduct premium taxes from the payment before we credit it to the Contract. If we receive an incomplete application, then we will credit the payment within two business days of receiving the completed application. If, for any reason, we do not credit the payment to your account within five business days, then we will immediately return the payment to you. You may, after receiving notice of our delay, specifically request that we do not return the payment.

     Additional Payments. You may make additional payments while the annuitant is living and before the Maturity Date. Currently, there is no minimum additional payment amount or maximum number of additional payments per Contract Year. In the future, we may require that each additional payment be at least $1,000 and limit the frequency of additional payments to a maximum of four per Contract Year.

     Additional payments must qualify for the same Federal income tax treatment as the initial payment made under the Contract. If the Federal income tax treatment of a payment will be different from that of the initial payment, then we will not accept it. We will credit any additional payments to the Contract upon receiving them at our home office.

     Automatic Investment Plan. You may arrange to make regular investments ($50 minimum) into any of the subaccounts through automatic deductions from your checking account. The Automatic Investment Plan cannot be used to allocate money to the general account. Please call (800) 242-4402 for more information.

     Limitations on Payments . We reserve the right to reject any initial payment. We may require you to complete a financial questionnaire for payments in excess of $250,000. If any additional payments would cause your total payments to exceed $1,000,000, we may reject those payments. We will reject any payment that would cause the account value in the general account to exceed $500,000.

     For Contracts that qualify as IRAs under Section 408(b) of the Code, the total payments (including the initial payment) in any calendar year may not exceed $2,000, unless the portion in excess of $2,000 qualifies as a rollover amount or contribution under Section 402(c), 403(b)(8), or 408(d)(3) or other applicable provisions of the Code.

Allocating Payments

     You may allocate payments to one or more of the subaccounts, to the general account, or to both. If you allocate any portion of a payment to the general account, then you must specify the Declaration Period(s) to which you are allocating those funds. You must specify the payment allocations in your application. We will allocate the initial payment according to your specifications, once we receive it at our home office.

     You must make all allocations in whole percentages and they must total 100%. If the allocations do not total 100%, then we will recompute the allocations proportionately by dividing the percentage in each subaccount you selected, by the sum of the percentages you indicated. We will apply this new percentage to the payment. The following example illustrates how we make this recomputation:

Example
                              Indicated                               Actual
                              Allocation                            Allocation
         Subaccount#1             25%       25% / 105% =               24%
         Subaccount#2             40%       40% / 105% =               38%
         Subaccount#3             40%       40% / 105% =               38%
                                -----                   ------         ---
                    Total       105%                                   100%

We will allocate all payments at the time we credit such payments to your Contract.

     We will allocate any additional payments you make to the subaccounts and/or the general account in the same proportion as the initial payment. You may change the allocation percentages by sending us written notice. Once you make a change in allocation, we will allocate all future payments in accordance with your new allocation percentages. This will continue until you send us written notice of any changes. However, if you have funds deducted from a checking account under the Automatic Investment Plan option, then you must provide us with written notice to change the allocation of future additional payments.

Transfers

     Before the Maturity Date, you may transfer  amounts among the  subaccounts,
between  the  subaccounts  and  the  general  account,   and  between  different
Declaration Periods in the general account.

     You may transfer amounts from the general account to any of the subaccounts and to different Declaration Periods in the general account only at the end of the Declaration Period to which you allocated that amount. You may transfer amounts from a subaccount to the general account at any time, as long as that transfer would not cause your Contract's value in the general account to exceed $500,000.

     We do not impose a charge for any transfers. In the future, if you request more than two transfers during a Contract Year, we may deduct $10 from each subaccount from which you transfer funds.

     You must request a transfer by sending us written notice or by telephone (if you have a currently valid telephone transfer request form on file with us). We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, then we will not be liable for any losses due to unauthorized or fraudulent instructions. If we do not follow those reasonable procedures, then we may be liable for such losses. The procedures we follow for telephone transfers include confirming the correct name, the contract number and the personal code for each telephone transfer.

     We will deem transfers effective and determine values in connection with transfers at the end of the Valuation Period during which we receive the transfer request.

     Asset Rebalancing Option . You may select the Asset Rebalancing Option if you wish to maintain a particular percentage allocation among the subaccounts. With Asset Rebalancing, we automatically reallocate the account value in the subaccounts quarterly to your selected allocations. Over a period of time, this method of investing may help you buy low and sell high although there can be no assurance of this. This investment method does not assure profits and does not protect against a loss in declining markets.

     To elect the Asset Rebalancing Option, the account value in your Contract must be at least $2,500 and we must receive a completed Asset Rebalancing Option form at our home office. You must designate the subaccounts and the percentage allocations that you want us to rebalance each quarter. The percentages must total 100%. If you elect the Asset Rebalancing Option, then all the new money you direct into the subaccounts will be included in the Asset Rebalancing Option. You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Asset Rebalancing Option.


     Selecting Asset Rebalancing will result in the transfer of funds to one or more of the subaccounts on the date you specify. If you have specified, or we receive the form on, the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date or if we receive the request after your specified date, then we will transfer funds on the date we receive the Asset Rebalancing Option form and on the quarterly anniversary of the applicable date thereafter. We will execute the rebalancing and determine all values in connection with the rebalancing at the end of the Valuation Date on which the transfers occur. If the effective date is not a Valuation Date, then the transfer will occur on the next Valuation Date.


     You may terminate this option at any time by sending us written notice. We will automatically terminate this option if you request any transfers outside the Asset Rebalancing program. If you wish to resume the Asset Rebalancing Option after it has been canceled, then you must complete a new Asset Rebalancing Option form and send it to our home office. We may discontinue, modify, or suspend the Asset Rebalancing Option at any time.

     Dollar Cost Averaging . Dollar Cost Averaging is a systematic method of investing by which you purchase units in fixed dollar amounts so that the cost is averaged over time. You may begin dollar cost averaging by authorizing us to make periodic transfers from any one subaccount to one or more other subaccounts. Amounts transferred will purchase units in those subaccounts at that subaccount's Unit Value as of the Valuation Date on which the transfer occurs. Since the value of the units will vary, the amounts transferred to a subaccount will purchase more units when the Unit Value is low and fewer units when the Unit Value is high. Similarly, the amounts transferred to a subaccount will result in the liquidation of more units when the Unit Value is low and fewer units when the Unit Value is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

     You may elect Dollar Cost Averaging if the account value in your Contract is at least $2,500 and you send our home office a completed Dollar Cost Averaging form. You must designate the frequency of the transfers, the expiration date for the program, the subaccount from which to take the transfers, the subaccounts to receive the funds, and the allocation percentages.

     You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Dollar Cost Averaging Option.

     After we receive a completed Dollar Cost Averaging form, we will transfer your designated amounts from the subaccount from which you wish to make transfers to your chosen subaccounts. $50 is the minimum amount that you may transfer. Each transfer occurs on your specified date. If you specify, or we receive the form on the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date, then we will transfer the funds on the monthly, quarterly, semiannual or annual anniversary (whichever corresponds to your selected frequency) of the date that we received your completed Dollar Cost Averaging form. The amounts transferred will receive the Unit Values for the affected subaccounts at the end of the Valuation Date on which the transfers occur. If the anniversary is not a Valuation Date, then the transfer will occur on the next Valuation Date. Dollar Cost Averaging will terminate when we have transferred the total amount elected, or when the value in the subaccount from which transfers are made is insufficient to support the requested transfer amount.

     You may terminate this option at any time by sending us written notice. When we receive written notice that you want to terminate Dollar Cost Averaging, then we will stop all transfers, unless you instruct otherwise. You must complete a new Dollar Cost Averaging option form and send it to our home office if you wish to continue Dollar Cost Averaging after the expiration date you specified, or the amount in the elected subaccount is depleted, or you canceled the Dollar Cost Averaging option.

     We may discontinue, modify, or suspend the Dollar Cost Averaging option at any time.

Account Value

     On the Effective Date, your account value equals your initial payment minus any amounts we deducted for premium taxes. On any other day, your account value equals:

     your account value from the previous Valuation Date

                                             increased by:

                           (1)      any additional net payments we receive,
                           (2) any increase in the account value due to positive investment results of the subaccounts you selected, and
                           (3) any interest earned on your account value held in the general account;



                                             and reduced by:

                           (1) any decrease in the account value due to negative investment results of the subaccounts you selected,
                           (2)      a daily charge to cover our assumed
                                    mortality and expense risks and
                                    the cost of administering the Contract, and
                           (3)      any amounts you withdrew from the Contract.

If we charge a records maintenance fee or transfer fee in the future, we will deduct those amounts from your account value.

     A Valuation Period is the period between successive Valuation Dates. It begins at the close of business on each Valuation Date and ends at the close of business on the next Valuation Date. A Valuation Date is each day that the New York Stock Exchange (NYSE) is open for business.

     You should expect your account value to change between the Valuation Periods to reflect the investment experience of the subaccounts in which you invest, any interest earned in the general account, and the deduction of charges. Your Contract stops accumulating value after the Maturity Date.

     Unit Value . Each subaccount has a distinct value ("Unit Value"). When you allocate a payment or transfer an amount to a subaccount, we base the number of units you purchase on the Unit Value of the subaccount at the end of the Valuation Period during which you make the allocation. Units are redeemed in a similar manner when you transfer amounts out of, or withdraw amounts from, a subaccount.

     For each subaccount, the Unit Value on a given Valuation Date is based on the net asset value of a share of the corresponding portfolio in which such subaccount invests. Each Valuation Period has a single Unit Value that applies to each day in the Valuation Period and which is calculated as of the end of the Valuation Period. The Unit Value for each subsequent Valuation Period is the Investment Experience Factor (described below) for that Valuation Period multiplied by the Unit Value for the immediately preceding Valuation Period.

     Investment Experience Factor . The Investment Experience Factor measures a subaccount's investment performance during a Valuation Period. An Investment Experience Factor is calculated separately for each of the subaccounts. A subaccount's Investment Experience Factor for a Valuation Period equals (a) divided by (b), minus (c), where:

                    (a) is (i) the value of the net assets held in the subaccount at the end of the Valuation Period; plus

                    (ii) the  investment  income and capital gains  (realized or unrealized) credited to the net assets of that subaccount during the Valuation Period for which we determine the Investment Experience Factor; minus

                    (iii)the capital  losses  (realized or  unrealized)  charged against those assets during the Valuation Period; minus

                    (iv) any amount charged  against the subaccount for taxes or any amount that we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that subaccount; and

                    (b) is the value of the net assets of that subaccount at the end of the preceding Valuation Period; and

                    (c) is a charge to compensate us for certain administrative expenses and mortality and expense risks that we assume in connection with the Contracts.


Contract Ownership

     You may designate a new Owner or joint owner at any time during the annuitant's life. If you name a joint owner, then we will presume the ownership to be as joint tenants with right of survivorship, unless you otherwise specify. If any Owner dies before the annuitant and before the Maturity Date, then the Owner's rights will belong to the joint owner, if any, or otherwise to the beneficiary. The interest of any Owner or joint owner may be subject to the rights of any assignee.


     A new Owner or a joint owner may not be designated under a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code. An Owner's designation of a new Owner may be subject to Federal income tax. Please consult a qualified tax adviser before you designate a new Owner.


     You may designate a new Owner by sending us written notice. The change will take effect as of the date you sign the written notice. We will not be liable for any payment made or other action taken before we receive and record the written notice.

Assignment of Contract

     Except in the case of a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code, you may assign all or a portion of your right to receive annuity payments under the Contract or assign the Contract as collateral security. If you assign any portion of the right to receive annuity payments before the Maturity Date, then the assignee is entitled to receive the assigned annuity payments in a lump sum, as of the Maturity Date. If you assign any portion of the right to receive the assigned annuity payments, after the Maturity Date, then the assignee will receive the assigned annuity payments in accordance with the annuity income option in effect on the Maturity Date. The assignee may not select an annuity income option or change an existing annuity income option.

     For a Qualified Contract, certain assignments may adversely affect the qualification for special Federal income tax treatment of the underlying retirement plan or individual retirement account. We urge potential purchasers of Qualified Contracts to consult their tax advisers.

     If you assign the right to receive annuity payments or assign the Contract as collateral security, then your rights and those of any beneficiary will be subject to the assignment. We are not responsible for the adequacy of any assignment and will not be bound by the assignment until we receive satisfactory written evidence of the assignment. In certain circumstances, an assignment will be subject to Federal income tax.

State Exceptions

     Contracts may vary according to the requirements of state insurance departments. At the time of this prospectus' printing, the following state variations were in effect:

Massachusetts and Montana Residents:

     Massachusetts and Montana prohibit the use of actuarial tables that distinguish between men and women in determining annuity benefits for annuity contracts issued on the lives of residents. Therefore, Contracts offered on the lives of Montana and Massachusetts residents will have annuity income options which are based on actuarial tables that do not differentiate on the basis of sex.


Iowa, Missouri, North Carolina, Oklahoma, South Carolina and Utah:

     An Owner of a Contract issued in Iowa, Missouri, North Carolina, Oklahoma, South Carolina and Utah who cancels the Contract within the Examination Period will receive the greater of:

               a full refund of the initial  payment,  or

               the account value plus any amount deducted for taxes or charges from the initial payment.

Washington:

     An Owner of a Contract issued in Washington who cancels the Contract within the Examination Period will receive a refund of the initial payment.

                              Access to Your Money

Full and Partial Surrenders

     At any time before the Maturity Date, you may fully or partial surrender the Contract, subject to certain conditions. If you surrender the Contract, you will receive the full account value.

     We do not deduct surrender charges from full or partial surrenders of the Contract.

     The minimum amount of a partial surrender is $500. The Contract must have an account value of at least $2,500 after the partial surrender.

     Your partial surrender request must specify the amount you want withdrawn from each of the subaccounts and/or the general account. If you withdraw value from the general account, we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

     You must provide us with specific instructions about how we should withdraw value from the subaccounts and/or the general account.

     To make a partial surrender, you should send us a written request or call us, if you have a valid telephone transfer request form on file with us. You may make a full surrender only by sending us a written request. We will calculate the account value payable to you upon a full or partial surrender at the price next computed after we receive your surrender request.

     If, when you make a surrender request, you have not provided us with a written election, not to have Federal income taxes withheld, then we, by law, must withhold taxes from the taxable portion of the surrender. A Federal penalty tax may be assessed.

     Systematic Withdrawals. We offer an option under which you may take partial surrenders of the Contract by systematic withdrawals. You may elect to receive systematic withdrawals before the Maturity Date by sending us a completed Systematic Withdrawal form at our home office that includes the written consent of any assignee or irrevocable beneficiary. You may designate the systematic withdrawal amount as either a percentage of the account value or as a specified dollar amount. You may designate that systematic withdrawals be made monthly, quarterly, semiannually, or annually on a specific date. If you do not specify a date, then the systematic withdrawal option will begin on the date we receive the form. We will consider the effective date to be the first Valuation Date of the following month if we receive the form on the 29th, 30th or 31st or if you specify one of those dates.

     Each systematic withdrawal must be at least $250. The systematic withdrawal option will terminate if the amount to be withdrawn exceeds the account value or would cause the account value to be below $2,500. If any portion of the systematic withdrawal is to be withdrawn from the general account, then we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

     Each systematic withdrawal will occur at the end of the Valuation Period during which you scheduled a withdrawal. We deduct the systematic withdrawal from your account value in the subaccounts and/or the general account, according to your specifications.

     You may terminate this option at any time by sending us written notice. We will terminate this option if the amount to be withdrawn has caused the account value to be below $2,500. If you wish to resume systematic withdrawals, then you must send us a new Systematic Withdrawal form at our home office. We may discontinue, modify, or suspend the systematic withdrawal option at any time. You should carefully consider the tax consequences of a systematic withdrawal, including a 10% penalty tax imposed on withdrawals made before you attain age 59 1/2.

Annuity Payments

     If the annuitant is living on the Maturity Date and the Contract is in force, then we will make fixed annuity payments to you under the annuity income option you select. We will make the first annuity payment within seven days after the Maturity Date.

     The amount of the periodic annuity payments you receive depends upon:

               (i) the account value you have accumulated on the Maturity Date,

               (ii) the annuitant's age and sex (or, in the case of Annuity Income Option 2, the age and sex of the annuitant and the joint annuitant) on the Maturity Date, and

               (iii) the annuity income option you selected.


     On the Maturity Date, we determine the dollar amount of each annuity payment. That amount is fixed and will not change.

     After the Maturity Date, the Contract no longer participates in the Variable Account. If, at the time of an annuity payment, you have not provided us with a written election not to withhold Federal income taxes, then we, by law, must withhold such taxes from the taxable portion of such Annuity payment. In addition, the Code provides that a Federal penalty tax may be imposed on certain premature annuity payments.

     We determine the amount of the monthly annuity payments under annuity income options 1, 2, and 3, described below, by dividing the account value on the Maturity Date by 1,000 and multiplying the result by the appropriate factor contained in your Contract on the table for your selected annuity income option. The appropriate factor is based on a guaranteed minimum annual interest rate of 3.5%. We determine this factor at the time of maturity, subject to current market conditions.

Annuity Income Options

     At any time before the Maturity Date, you may designate the annuity income option under which we will pay annuity payments. If you do not select an annuity income option by the Maturity Date, then we will make monthly annuity payments to you under annuity income option 1.

     If the account value is less than $2,500 or if it is insufficient to produce monthly payments of at least $100, then no annuity income options will be available unless we consent or as otherwise required by state law. In such cases, we will pay the account value in a lump sum.

     We may offer other annuity income options on the Maturity Date. We will provide you with information concerning the availability of any additional annuity income options before the time that you have to select an annuity income option.

     We currently offer the following annuity income options:

     Option 1. Life Annuity with Installment Refund - We will make monthly annuity payments to you for the longer of:

                    (i)  the annuitant's life; or

                    (ii) until the sum of the monthly  annuity  payments  equals the account value on the Maturity Date.

     If the Owner dies before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.


     Option 2. Joint and Survivor Life Annuity with Installment Refund - We will make monthly annuity payments to you for the longer of:

                    (i)  either the annuitant's or the joint  annuitant's  life;
                         or

                    (ii) until  the sum of the  monthly  annuity  payments  made under the Contract equals the account value on the Maturity Date.

     If all Owners die before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.

     If you select annuity income option 2, then you must designate a joint annuitant. We will use the joint annuitant's life to determine the duration of annuity payments under annuity income option 2. The age and sex of both the annuitant and the joint annuitant determine the amount of the monthly annuity payments under annuity income option 2. At any time before the Maturity Date, you may select a different joint annuitant by sending us written notice. You may not select a new joint annuitant after the Maturity Date.

     Option 3. Installments for Life - We will make monthly annuity payments to you for as long as the annuitant lives. Payments under this option will end with the last payment made before the annuitant's death. Under this option it is possible that you will receive only one annuity payment if the annuitant died before the date of the second payment, two if he or she dies before the third annuity payment date, etc.

     For a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, you may not select an annuity income option with a Period Certain that will guarantee annuity payments beyond the annuitant's life (or life expectancy).

Maturity Date

     The Maturity Date is the date on which annuity payments begin. You may specify the Maturity Date in your application. You may change the Maturity Date at any time during the annuitant's life by sending us a written request before the currently scheduled Maturity Date.

     The Maturity Date must be a Contract Anniversary that is not later than:

                    (i) the Contract Anniversary nearest the annuitant's 80th birthday; or

                    (ii) ten years from the next Contract Anniversary, whichever is later.

If you do not specify a Maturity Date, then the Maturity Date will be the later of: (a) the 10th Contract Anniversary; or (b) the Contract Anniversary nearest the annuitant's 80th birthday.

     For a Qualified Contract, other than an IRA that satisfied Section 408(b) of the Code, the selection of certain Maturity Dates may adversely affect qualifying the underlying retirement plan for special Federal income tax treatment. We urge potential purchasers of such Qualified Contracts to consult their tax advisers.

     For a Qualified Contract that is an IRA under Section 408(b) of the Code, other than a Roth IRA, the minimum required distribution must be no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2.

Death Benefit


     If the annuitant dies before the Maturity Date, then we will pay you, the Owner, a death benefit as specified in the Contract. We do not pay a death benefit if the annuitant dies on or after the Maturity Date.


     If the annuitant dies before the Maturity Date, then we will pay you a lump sum death benefit equal to the greater of:

                    (i)  the account value; or

                    (ii) the sum of the payments you made,  minus the sum of any partial surrenders.

     If the Owner is a natural person, then the Owner may elect to continue the Contract and become the annuitant if the deceased annuitant was not an Owner. We calculate the amount of the death benefit at the price next computed after we receive Proof of Death for the annuitant. We will pay you within seven days of receiving the Proof of Death, or as soon as we have sufficient information to make the payment. If the deceased annuitant was an Owner, then we will in all events pay the Death Benefit within five years of the date of the deceased annuitant's death.

Beneficiary Provisions

     If the beneficiary survives the Owner(s), then the beneficiary will receive amounts payable under the Contract. If you do not specify a beneficiary, or if no beneficiary survives you by 30 days, then your estate will receive any remaining amounts payable under the Contract.

     While the annuitant is living, you may change the beneficiary or beneficiaries by sending us written notice. Once we receive the notice, we will initiate the change as of the date you signed the written notice. We will not be liable for any payment made or other action taken before we receive and record such written notice at our home office. A beneficiary named irrevocably may not be changed without written consent of such beneficiary. Any beneficiary's interest is subject to the rights of any assignee.

Death of Owner

     For a Nonqualified Contract in which any owner is a natural person, is not the annuitant, and dies before the Maturity Date and before the annuitant's death, the death benefit provisions described above do not apply.

     In such circumstances, we will pay to the joint owner the account value in a lump sum no later than five years following the date of the Owner's death. If there is no joint owner, then we will pay the beneficiary. We calculate the account value at the price next computed after we receive the Owner's Proof of Death. If the joint owner or the beneficiary is the Owner's surviving spouse, then he or she may elect to continue the Contract as if he or she were the original Owner.

Employment-Related Benefit Plans

     In 1983, the Supreme Court held in, Arizona Governing Committee v. Norris, that optional annuity payments provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. This Contract contains annuity payment rates for certain annuity income options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which they may purchase a Contract.

                             Charges and Deductions

     We do not deduct commissions or sales charges from your payments when you invest in the Contract. Nor do we not take surrender charges upon full or partial surrender of the Contract. We pay distribution expenses out of our own funds.

     We will deduct certain charges and deductions from your account value to compensate us for providing the annuity payments, assuming certain risks in connection with the Contract, and administering the Contract.

     If there are profits from the fees and charges that we deduct under the Contract, including but not limited to mortality and expense risk charges, then we may use such profits to finance the distribution of the Contracts.

Mortality and Expense Risk Charge

     We deduct a daily charge from your Contract's value in the subaccounts for certain mortality and expense risks in connection with the Contracts. We currently charge a daily rate of .000010997 of the value you have in each subaccount. That charge corresponds to an annual rate of .40%. We reserve the right to increase the Mortality and Expense Risk Charge to .70%. That charge corresponds to a daily rate of .000019245, the maximum set forth in the Contract.

     The mortality and expense risk charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each subaccount reflects this charge.

     Changes in actual mortality experience or actual expense do not affect the account value or annuity payments. The mortality risks arise from the contractual obligations to pay death benefit before the Maturity Date and to make annuity payments for the annuitant's entire life (or, in the case of annuity income option 2, the entire life of the annuitant and the joint annuitant). Thus, we assure you that neither the annuitant's longevity (or, in the case of annuity income option 2, the annuitant's and the joint annuitant's longevity) nor a greater than expected improvement in life expectancy, will adversely affect the annuity payments. This eliminates the risk of outliving the funds accumulated for retirement in instances in which the Contract is purchased to provide funds for retirement.

     The expense risk is the risk that the actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, and costs of other services may exceed the amount recovered from any administrative charges.

Contract Administration Charge

     The Contract's administrative expenses include processing applications, Contract changes, tax reporting, full and partial surrenders, death claims, and initial and subsequent payments; preparing annual and semiannual reports to Owners and regulatory compliance reports; and overhead costs.

     We deduct a daily charge from your Contract's value in the subaccounts for the administrative expenses we incur in connection with the Contract and the Variable Account. We charge a daily rate of .000008248 of the value of net assets you have in each subaccount. This charge corresponds to an annual rate of
 .30%. The Contract Administration Charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each subaccount reflects this charge.

Records Maintenance Charge

     Currently, we do not charge for records maintenance. The Contract permits us to deduct a maximum amount of $40 from your account value at the beginning of each Contract Year to reflect the cost of performing records maintenance for the Contracts. If we imposed this charge, then we would deduct it proportionately from each subaccount and each of the Declaration Period(s) in the general account (on a first-in, first-out basis within each Declaration Period) in which you have allocated funds. If we deducted a Records Maintenance Charge, then it would apply only during the period from the Effective Date to the Maturity Date. If you surrender the Contract during a Contract Year, then we would not prorate it.

Premium Taxes

     Most states and political subdivisions do not assess premium taxes. Where state premium taxes are assessed, we will deduct the amount of tax due from each payment at rates ranging from a minimum of 0.5% to a maximum of 3.5%. We will deduct any premium taxes levied by political subdivisions from payments. Such taxes are generally at rates of less than 1%.

     If the premium tax exceeds 3.5% of the payment, we will accept the payment only if you provide written authorization allowing us to deduct the applicable premium tax from the account value.

Other Taxes

     We currently do not charge the Variable Account for any Federal, state, or local taxes other than premium taxes. If we decide to impose any such taxes on the Variable Account, then we may deduct such taxes from amounts you have invested in the Variable Account.

Transfer Charges

     We do not charge for transfers among subaccounts. However, the Contract permits us to deduct $10 from each subaccount for each transfer you make in excess of two in a Contract Year.

     We do not consider the following to be transfers: (i) initial allocations of payments, (ii) reallocations among the Declaration Periods within the general account, or (iii) reallocations from the general account to any subaccounts at the end of a Declaration Period.

     We treat all transfer requests, made at the same time, as one request. We may impose the transfer charge at any time.

Portfolio Charges


     The portfolios deduct investment charges from amounts you have invested in the portfolios. These charges range from 0.44% to 1.72% annually, depending on the portfolio. For more information, see the Fund's prospectus.


                    Certain Federal Income Tax Consequences

     The discussion set forth below is included for general purposes only. Before making any payment you should consult your own tax adviser with any questions regarding your own situation and as to the consequences of investment in a contract under Federal and applicable state, local, and foreign tax laws.

     The following is provided as general information. It is based on our understanding of current Federal income tax laws and no representation is made as to the likelihood that such laws, or their interpretation by the Internal Revenue Service (IRS) will continue. The following is not intended as tax advice to any individual or Qualified Plan.

     The  Statement  of  Additional   Information   (SAI)  contains   additional
information regarding the possible tax consequences of exchanges or surrenders.

Tax Status of the Contract

     If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Nonqualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Taxation of Nonqualified Contracts

     Diversification Requirements . The Code requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Fund and its portfolios, will satisfy these diversification requirements.

     Owner Control . In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

     Required Distributions . In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Internal Revenue Code requires any Nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. The Nonqualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements, when such requirements are clarified by regulation or otherwise.

     Non-Natural Person . If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Contract, the taxpayer generally must include, in income, any increase in the excess of the accumulation value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals . When a withdrawal from a Nonqualified Contract occurs, the amount received will be treated as ordinary income, subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     Penalty Tax on Certain Withdrawals . In the case of a distribution from a Nonqualified Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

                  made on or after the taxpayer reaches age 59 1/2;
                  made on or after the death of an Owner;
                  attributable to the taxpayer's becoming disabled;
                  or
                  made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments . Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     Taxation of Death Benefit Proceeds . Amounts may be distributed from the Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

     Transfers, Assignments or Exchanges of a Contract . A transfer or assignment of ownership of a Contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

     Withholding . Annuity distributions are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts . All annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

Taxation of Qualified Contracts

     Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract.
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

     Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Internal Revenue Code ("the Code"), permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of their adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

     Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have taxes withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Our Income Taxes

     At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions of the separate account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the separate account or the contracts.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

                               General Provisions

The Contract

     The Contract, its endorsements, riders, and the Contract application constitute the entire contract between Charter and the Owner. Only the President, a Vice President, the Secretary, or an Assistant Secretary of Charter is authorized to change or waive the terms of a Contract. Any change or waiver must be in writing and signed by one of those persons.

Delay of Payment and Transfers

     We will pay any amount due from the Variable Account for a full or partial surrender, the death benefit, or the death of the owner of a Nonqualified Contract, generally within seven days from the date we receive written notice. We may be permitted to defer such payment, and transfers, if:

               the NYSE is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

               an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

               the SEC permits a delay for the protection of Owners.

     We anticipate that payments and transfers from the general account will occur within seven business days after receipt of written notice. Pursuant to state insurance law requirements, we reserve the right to defer payments to be made from the general account for up to six months.

     We may postpone any payment that is derived, all or in part, from any amount paid to us by check or draft until we determine that such instrument has been honored.

Contract Expiration

     The Contract will expire and be of no effect when the account value is insufficient to cover deductions for the mortality and expense risk charge, the contract administration charge, any records maintenance charge, or transfer charges.

Misstatement of Age or Sex

     If the annuitant's age or sex (and/or the joint annuitant's age or sex, if annuity income option 2 is selected) has been misstated on the application, then we will recalculate the annuity payments to reflect the calculations that would have been made had the annuitant's (and/or joint annuitant's) age and sex been correctly stated.

Nonparticipating Contract

     The Contract does not participate in our divisible surplus. The Contract does not pay dividends.

Notices and Inquiries

         Please send any written notice or request to:


                  Scudder Horizon Plan
                  Customer Service Center
                  8301 Maryland Ave.
                  St. Louis,  MO 63105.


     Any notice or request must be on the form and contain the information we require. This includes the Contract number and your full name and signature. Any notice that we send you will be sent to the address shown in the application unless we have on file a written notice of an address change. All inquiries should include your Contract number and full name. If you need additional information, you may call us at (800) 242-4402.

Records and Reports

     At the end of each calendar quarter, Allstate, or its designee, on our behalf, will send you, at your last known address of record, statements listing the account value, additional payments, transfers, any charges, and any partial surrenders made during the year. You will also be sent the Fund's annual and semiannual reports.

Year 2000 Disclosure


     Like all financial services providers, Charter, Allstate and Allstate's affiliates (we) are heavily dependent upon complex computer systems for all phases of our operations, including customer service and contract administration. Since many of our older computer software programs recognize only the last two digits of the year in any date, some software may fail to operate properly in or after the year 1999, if software is not reprogrammed, remediated or replaced ("Year 2000 Issue"). We believe that many of our counterparties and suppliers also have Year 2000 Issues that could affect us. In 1995, Allstate commenced a plan intended to mitigate and/or prevent the adverse effects of Year 2000 Issues. These strategies include normal development and enhancement of new and existing systems, upgrades to operating systems already covered by maintenance agreements and modifications to existing systems to make them Year 2000 compliant. The plan also includes us actively working with our major external counterparties and suppliers to assess their compliance efforts and our exposure to them. Allstate is currently in the process of identifying key processes and developing contingency plans in the event that the systems supporting its key processes are not Year 2000 compliant at the end of 1999. Management believes these contingency plans should be completed by mid-1999. Until these plans are complete, management is unable to determine an estimate of the most reasonably possible worst case scenario due to issues relating to the Year 2000. We presently believe that we will resolve the Year 2000 Issue in a timely manner, and the financial impact will not materially affect the results of our operations, liquidity or financial position. Allstate's Year 2000 costs are and will be expensed as incurred.


                               Services Agreement

     On September 2, 1998, we entered into an administrative services agreement ("Services Agreement") with Allstate under which Allstate, or its designee, provides the administrative services in connection with the Contracts and the Variable Account on our behalf. Included among the services are premium payment processing, all transfer, withdrawal or surrender requests, preparation of records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contracts. In addition Allstate is responsible for payment of all expenses in connection with the Contract and Separate Account. Allstate's principal address is: 3100 Sanders Road, Northbrook, Illinois 60062.

     At this time you should continue to use the addresses and phone numbers set forth in this prospectus.

                          Distribution of the Contract

     The principal underwriter of the Contracts is CNL. CNL is wholly-owned by Allstate. CNL is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended (the " 1934 Act"), and is a member of the National Association of Securities Dealers, Inc. The principal address of CNL is 8301 Maryland Avenue, St. Louis, Missouri 63105.


     For its services as principal underwriter, we pay CNL, on a monthly basis, .50% of new and additional payments for the Contracts. We have also entered into a general expense reimbursement agreement with CNL for expenses incurred by CNL in connection with distribution expenses relating to the offering of the Contracts and other variable annuity and variable life insurance contracts that we issue. We paid commissions to CNL for the sale of the Contracts totaling $189,889 in 1998, $238,447.78 in 1997, and $230,970.90 in 1996.


     CNL has contracted with Scudder Investor Services, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contracts. Scudder is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. Individuals directly involved in the sale of the Contracts are registered representatives of Scudder and our licensed agents. The principal address of Scudder is Two International Place, Boston, Massachusetts 02110-4103.

     CNL is doing  business under the following  names in the states  indicated:
CNL Insurance Marketing, Inc. in California, Florida, Minnesota, Montana, New Hampshire, and New Jersey; CNL Insurance & Financial Services, Inc. in Illinois, Kentucky, Maine, Maryland, Nevada, Rhode Island, and Utah; and CNL, Inc. of Missouri in Vermont.

     The Contracts will be offered to the public on a continuous basis. Both CNL and Scudder reserve the right to discontinue the offering at any time.

                               The General Account

     Payments you allocate or transfer to the general account become part of our general account assets that support our annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. According to the coinsurance agreement executed on September 2, 1998, between Charter and Allstate, the assets of the general account attributable to the Contracts were transferred to Allstate. This agreement makes it Allstate's responsibility to invest the assets of the general account, subject to applicable law.

     Because of exemptive and exclusionary provisions in the Federal securities laws, we have not registered interests in the general account under the Securities Act of 1933 (the "1933 Act"), and the general account is not registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interest therein is subject to the provisions of such statutes, and, as a result, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. However, disclosures about the general account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     We guarantee that we will credit interest to amounts you allocate to the general account at an effective annual rate of at least 3.5% compounded monthly. We may declare higher interest rates from time to time at our discretion. We will credit the declared interest rate for a specific period of time called a Declaration Period. A Declaration Period will not be less than one year or more than 3 years. You may elect one or more Declaration Periods currently offered when you allocate or transfer funds to the general account. At any one time, your money held in a Declaration Period may be earning different declared interest rates, if you allocated funds to that Declaration Period at different times.

     We cannot accept allocations to the general account that would increase your Contract's value in the general account to over $500,000. We guarantee that the value held in the general account will equal all amounts that you allocated or transferred to the general account, plus any interest credited, less any amounts that you surrendered or transferred from the general account, and less any applicable charges. Amounts you allocate to the general account do not share in the investment experience of the general account.

     You may not allocate or transfer an amount from or within the general account to the general account before the end of that amount's Declaration
Period. We will send notice to you 30 days before the expiration of a Declaration Period and ask you how to reallocate the amounts in the expiring Declaration Period. If we do not receive your instructions before the end of the Declaration Period, then we will transfer your value in the expiring Declaration Period to the Money Market Subaccount.

                                  Voting Rights

     We will vote the Fund's shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions we received from persons having voting interests in the subaccounts. If we determine that the law permits us to vote the Fund's shares in our own right, then we may elect to do so.

     We will separately calculate the number of votes that you have the right to instruct for each subaccount. We will determine the number of votes for each subaccount, that you have the right to instruct, by dividing your Contract's value in a subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. We count fractional shares. The number of votes of a portfolio, that you have the right to instruct, will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications before that meeting in accordance with procedures established by the Fund.

     We will vote the Fund's shares, for which we do not receive timely instructions, in proportion to the voting instructions which we receive for all of the variable annuity contracts (including the Contracts) that we issue and are participating in that portfolio. We will also vote our shares that are not attributable to variable annuity contracts in the same proportion.

     Separate accounts of other insurance companies, including insurance companies affiliated with us, may also invest premiums for variable life and variable annuity contracts in the Fund. It is to be expected that Fund shares held by those separate accounts will be voted according to the instructions of the owners of those variable life and variable annuity contracts. This will dilute the effect of the your voting instructions. We do not see any disadvantages to this dilution.

     Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

                               Legal Proceedings

     The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or us.

                             Additional Information

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act with respect to the Contract offered hereby. This prospectus does not contain all of the information set forth in the full registration statement. For instance, this prospectus only summarizes the contents of the Contract and other legal instruments contained in the full registration statement. For a complete statement of the terms of those documents, please refer to the full registration statement as filed.

           Table of Contents for Statement of Additional Information


State Regulation of Charter                                           1
Certain Federal Income Tax  Consequences of Certain
   Exchanges and Surrenders                                           1
Safekeeping of the Variable Accounts Assets                           1
Purchase and Services Agreement                                       2
Calculation of Yields And Total Returns                               2
         Money Market Subaccount Yields                               3
         Other Subaccount Yields                                      4
         Total Returns                                                5
         Effect of the Records Maintenance Charge on
                  Performance Data                                    6
Other Performance Data                                                7
         Cumulative Total Returns                                     7
         Adjusted Historic Portfolio Performance                      8
         Comparison of Performance and  Expense Information           8
Legal Matters                                                         9
Independent Accountants                                               9
Financial Statements                                                  9

         Condensed Financial Information

     The following condensed financial information is derived from the financial statements of the Variable Account. You should read the data along with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

     The following table sets forth information regarding the subaccounts for a Contract for the period from the commencement of business operations through December 31, 1998.


                             Money Market Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year

1998              19.749                             3,438,822
1997              18.890                             2,521,329
1996              18.074                             2,615,942
1995              17.316                             2,260,561
1994              16.507                             3,197,824
1993              16.030                             1,491,258
1992              15.740                             1,380,156
1991              15.341                               972,042
1990              14.606                               989,667
1989              13.683                               344,621

                           Bond Subaccount
         Accumulation Unit Value            Number of  Accumulation
         at End of Year                     Units at End of Year

1998              26.344                             1,338,386
1997              24.894                                951,724
1996              22.979                                764,803
1995              22.508                                896,538
1994              19.181                                690,782
1993              20.287                                755,914
1992              18.179                                631,581
1991              17.109                                406,545
1990              14.653                                210,921
1989              13.697                                182,698



                            Capital Growth Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year



1998              55.857                             3,421,630
1997              45.649                             2,923,166
1996              33.863                             2,729,711
1995              28.388                             2,884,663
1994              22.222                             2,683,112
1993              24.773                             2,351,022
1992              20.638                             1,798,119
1991              19.514                               933,120
1990              14.096                               400,044
1989              15.389                               227,343

                           Balanced Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year

1998              42.735                             1,895,133
1997              34.936                             1,527,371
1996              28.326                             1,490,127
1995              25.496                             1,603,656
1994              20.270                             1,426,280
1993              20.840                             1,477,645
1992              19.531                             1,243,891
1991              18.389                               779,317
1990              14.592                               492,406
1989              15.029                               399,068

                            International Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year

1998              39.486                             2,282,222
1997              33.560                             2,251,880
1996              30.987                             2,593,037
1995              27.188                             2,869,930
1994              24.641                             3,543,387
1993              25.027                             2,767,700
1992              18.287                               785,559
1991              19.003                               446,099
1990              17.174                               370,916
1989              18.830                               107,751

                          Growth and Income Subaccount
         Accumulation Unit Value            Number of Accumulation
         At End of Year                     Units at End of Year

1998              28.485                             3,836,652
1997              26.835                             4,225,162
1996              20.713                             3,491,709
1995              17.075                             2,659,025
1994*             13.053                             1,311,518

                           Global Discovery Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year
1998              16.937                             1,004,053
1997              14.648                               986,445
1996*             13.126                             1,025,244


* The Growth and Income Subaccount commenced operations on May 1, 1994. The Global Discovery Subaccount commenced operations on May 1, 1996. The Unit Value at commencement was 12.500.

Because the Large Company Growth and Small Company Growth subaccounts did not begin operations until May 1, 1999, there is no condensed financial information for these subaccounts for the year ended December 31, 1998.

                       Statement of Additional Information

                                     For the

                              Scudder Horizon Plan

                  a Flexible Premium Variable Deferred Annuity

                                 Issued Through

                    Charter National Variable Annuity Account

                                   Offered by


                     Charter National Life Insurance Company
                           (A Missouri Stock Company)
                             Customer Service Center
                            8301 Maryland Avenue Ave.
                               St. Louis, MO 63105
                                 1-800-242-4402
                                   -----------


      This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Scudder Horizon Plan, a flexible premium variable deferred annuity (the "Contract") offered by Charter National Life Insurance Company.

You may obtain a copy of the Prospectus dated May 1, 1999, by calling (800) 225-2470 or writing to:


                        Scudder Investment Services, Inc.
                             Two International Place
                        Boston, Massachusetts 02110-4103

      Terms used in the current Prospectus for the Contract are incorporated in this Statement.



      This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus for the Contract.

                                Dated May 1, 1999

                                Table of Contents


State Regulation of Charter...............................................1
Certain Federal Income Tax Consequences of................................1
Certain Exchanges and Surrenders..........................................1
Safekeeping of the Variable Account's Assets..............................1
Purchase and Services Agreements..........................................2
Calculation of Yields and Total Returns...................................2
   Money Market Subaccount Yields.........................................3
   Other Subaccount Yields................................................4
   Total Returns..........................................................5
   Effect of the Records Maintenance Charge on Performance Data...........6
Other Performance Data....................................................7
   Cumulative Total Returns...............................................7
   Adjusted Historic Portfolio Performance................................8
   Comparison of Performance and Expense Information......................9
Legal Matters.............................................................9
Independent Accountants..................................................10
Financial Statements.....................................................10

     In order to supplement the description in the Prospectus, this document provides additional information about Charter and the Contract that may be of interest to you.

                           State Regulation of Charter


     We are a stock life insurance company organized under the laws of Missouri, and is are subject to regulation by the Missouri State Department of Insurance. We file quarterly statements covering the operations and reporting on the financial condition of Charter with the Missouri Director of Insurance.
Periodically, the Missouri Director of Insurance examines the financial condition of Charter, including the liabilities and reserves of the Variable Account and other separate accounts of which Charter is we are the depositor.

     In addition, we are subject to the insurance laws and regulations of all the states in which we are licensed to operate. The availability of the Contract and certain contract rights and provisions depend on state approval and/or filing and review processes. Where required by state law or regulation, the Contract will be modified accordingly.


                   Certain Federal Income Tax Consequences of
                        Certain Exchanges and Surrenders

     Under Section 1035 of the Code, generally no gain or loss is recognized on a qualifying exchange of an annuity contract for another annuity contract. A direct exchange of an annuity contract for a Contract should qualify as an exchange under Section 1035 of the Code. There are, however, certain exceptions to this rule. Moreover, although the issue is not free from doubt, certain surrenders under an annuity contract followed by an investment in the Contract also may qualify as exchanges under Section 1035 of the Code. Due to the uncertainty of the rules regarding the determination of whether a transaction qualifies under Section 1035 of the Code, prospective purchasers are urged to consult their own tax advisers.

     In addition to being nontaxable events,  certain exchanges qualifying under
Section 1035 of the Code may also result in a carry-over of the federal income tax treatment of the old annuity contract to the new annuity contract. Due to the complexity of the rules regarding the proper treatment of an exchange qualifying under Section 1035 of the Code, however, prospective purchasers are urged to consult their own tax advisers.

                  Safekeeping of the Variable Account's Assets


     We hold the assets of the Variable Account. The assets are kept segregated and held separate and apart from Charter's general funds of Charter. We maintain records of all purchases and redemptions of the shares of each Portfolio. A blanket fidelity bond in the amount of $10,000,000 covers all of the officers and employees of Charter.

                        Purchase and Services Agreements

     On September 2, 1998 Charter and Leucadia entered into a coinsurance agreement ("the Agreement") with Allstate Life Insurance Company ("Allstate") reinsuring all of Charter's rights, liabilities and obligations with respect to the Variable Account under the Contract. On the same date, Charter and Allstate entered into an administrative services agreement ("Services Agreement") under which Allstate, or its designee, has agreed to provide the administrative services in connection with the Contract and the Variable Account on behalf of Charter. Included among such services are premium payment processing, all transfer, withdrawal or surrender requests, prepare all records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contract. As compensation for its services, Allstate retains the charges deducted from Separate Account or Contract Values. Allstate is responsible for payment of all expenses in connection with the Contract and the Separate Account. Allstate's principal address is 3100 Sanders Rd., Northbrook, Illinois 60062.

     On December 21, 1998, Allstate announced that it has entered into an agreement with Leucadia National Corporation, Charter's parent company, to purchase Charter. The transaction is subject to regulatory approvals and is expected to close by July 1, 1999.

     CNL, Inc. ("CNL") is the principal underwriter of the Contract. On September 2, 1998, Leucadia, then the sole owner of all of CNL's stock, sold all of its CNL stock to Allstate. Allstate is now sole owner of CNL.

                     Calculation of Yields and Total Returns


     From time to time, we may disclose yields, total returns and other performance data pertaining to the Contracts for the Subaccounts in accordance with the standards deemed by the Securities and Exchange Commission. Because of the charges and deductions imposed under the Contract the yield for the Subaccounts will be lower than the yield for their respective Portfolios. Also, because of differences in Variable Account charges for different variable annuity contracts invested in the Variable Account, the yields, total returns and other performance data for the Subaccounts will be different for the Contract than for such other variable annuity contracts. The calculations of yields, total returns and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Most states and political subdivisions do not assess premium taxes. Where state premium taxes are assessed, Charter will deduct the amount of tax due from each payment at rates ranging from a minimum of .5% to a maximum of 3.5%. Any premium taxes levied by political subdivisions will likewise be deducted from payments; such taxes are generally at rates of less than 1%.

     The yields and total returns for periods prior to the date the Subaccounts commenced operations, when disclosed, are based on the performance of the Scudder Variable Life Investment Fund's Portfolios and the assumption that the Subaccounts were in existence for the same periods as the Fund's Portfolios with the level of Contract charges equal to those currently assessed against the Subaccounts. The Subaccounts and Portfolios commenced operations as indicated:

      Subaccount/Portfolio        Subaccount                  Portfolio
      --------------------        ----------                  ---------
      Money Market                October, 1988               July, 1985
      Bond                        October, 1988               July, 1985
      Balanced                    October, 1988               July, 1985
      Capital Growth              October, 1988               July, 1985
      International               October, 1988               May, 1987
      Growth and Income           May, 1994                   May, 1994
      Global Discovery            May, 1996                   May, 1996
      Large Company Growth        May, 1999                   May, 1999
      Small Company Growth        May, 1999                   May, 1999



Money Market Subaccount Yields



     We compute the Current Yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical under a Contract having a balance of 1 unit of the Money Market Subaccount at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account and (ii) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the Administration Charge and the Mortality and Expense Risk Charge. The Current Yield is calculated according to the following formula:


              Current Yield = ((NCS - ES) / UV) x (365 / 7)


     We may also disclose the Effective Yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The seven-day Effective Yield is calculated by compounding the unannualized base period return according to the following formula:


              Effective Yield = (1 + ((NCS - ES)/UV))(365 / 7) -1


Where, for both formulas:

NCS = The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Subaccount unit under a Contract.

ES = Per unit expenses of the Subaccount for the Contracts for the seven-day period.

UV   = The unit value for a Contract on the first day of the seven-day period.

     The Current and Effective Yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held, and the operating expenses.

Other Subaccount Yields


     The 30-Day Yield refers to income generated by the Bond Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses attributable to the Contracts for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, by (iii) compounding that yield for a 6-month period, and by (iv) multiplying that result by 2. Expenses attributable to the Bond Subaccount for the Contracts include the Administration Charge and the Mortality and Expense Risk Charge. The 30-Day Yield is calculated according to the following formula:

     30-Day Yield = 2 x ((((NI -ES) / (U x UV)) + 1)(to the power of 6)- 1)

Where:

NI = Net income of the portfolio for the 30-day period attributable to the Subaccount's units.

ES   = Expenses of the Subaccount for the Contracts for the 30-day period.

U = The average daily number of units outstanding attributable to the Contracts.

UV = The unit value for a Contract at the close (highest) of the last day in the 30-day period.

     The 30-Day Yield on amounts held in the Bond Subaccount normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Bond Subaccount's actual yield is affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.



Total Returns


     We may disclose Standard Average Annual Total Returns ("Total Returns") for one or more of the Subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five and ten years, respectively, the Total Returns for these periods will be provided. Total Returns for other periods of time may, from time to time, also be disclosed. Based on the method of calculation described below, the Average Annual Total Returns for the Subaccounts were as follows:




                          One Year Period      Five Year Period      Ten Year Period         Subaccount
Subaccount                Ending 12/31/98       Ending 12/31/98    Ending 12/31/98 or      Inception Dates
                                                                   Since Inception
----------------------- --------------------- -------------------- --------------------- --------------------
Money Market*               4.55                  4.26                4.52                      10/--/88
----------------------- --------------------- -------------------- --------------------- --------------------
Bond                        5.82                  5.36                7.83                      10/--/88
----------------------- --------------------- -------------------- --------------------- --------------------
Balanced                   22.32                 15.44               12.89                      10/--/88
----------------------- --------------------- -------------------- --------------------- --------------------
Capital Growth             22.36                 17.65               15.98                      10/--/88
----------------------- --------------------- -------------------- --------------------- --------------------
International              17.66                  9.54               11.10                      10/--/88
----------------------- --------------------- -------------------- --------------------- --------------------
Growth and Income**         6.15                   N/A               19.28                       5/--/94
----------------------- --------------------- -------------------- --------------------- --------------------
Global Discovery***        15.63                   N/A               12.06                       5/--/96
----------------------- --------------------- -------------------- --------------------- --------------------
Large Company                N/A                   N/A                  N/A                      5/--/99
Growth****
----------------------- --------------------- -------------------- --------------------- --------------------
Small Company                N/A                   N/A                  N/A                      5/--/99
Growth****
----------------------- --------------------- -------------------- --------------------- --------------------




* The Yield quotations for the Money Market Subaccount quoted above more closely
reflect  the  current   earnings  of  this  subaccount  than  the  total  return
quotations.

** Five- and Ten-Year Average Annual Total Returns are not available for the Growth and Income Subaccount as it began operations on May 1, 1994.

*** Five- and Ten-Year Average Annual Total Returns are not available for the Global Discovery Subaccount as it began operations on May 1, 1996.


**** One-, Five- and Ten-Year Average Annual Total Returns are not available for the Large Company Growth and Small Company Growth Subaccounts as they began operations on May 3, 1999.

     Total Returns represent the average annual compounded rates of return that would equate a single investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which Total Return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication, and will be stated in the communication.

     We will calculate Total Returns using Subaccount Unit Values which Charter calculates on each Valuation Date based on the performance of the Subaccount's underlying Portfolio, and the deductions for the Mortality and Expense Risk Charge of 0.40%, the Contract Administration Charge of 0.30% and (for periods prior to January 25, 1991) the Records Maintenance Charge. The Records Maintenance Charge of $35 per year per Contract was deducted at the beginning of each Contract Year. The Total Return is calculated according to the following formula:


              TR  =        (ERV / P )(to the power of 1/N) - 1

Where:

TR = The average annual total return net of Subaccount recurring charges for the Contracts.

ERV = The ending redeemable value of the hypothetical account at the end of the period.

P    = A hypothetical single payment of $1,000.

N    = The number of years in the period.

Effect of the Records Maintenance Charge on Performance Data


     While the Contract provides for a $40 Records Maintenance Charge to be deducted annually at the beginning of each Contract Year, we are not deducting the Records Maintenance Charge at this time. On performance information prior to January 25, 1991, $35 was deducted annually at the beginning of each Contract Year proportionately from each Subaccount based on the value of the amounts in each Subaccount. For purposes of reflecting the Records Maintenance Charge in yield and total return quotations, we converted the $35 annual charge into a per dollar per day charge based on the average Account Value of all Contracts on the last day of the period for which quotations were provided and assumed that the charge would be applied to all Contracts. The per dollar per day average charge was then adjusted to reflect the basis upon which the particular quotation was calculated.


     The assumed average Records Maintenance Charge did not, except in rare instances, reflect its actual effect on a particular Contract.

                             Other Performance Data

Cumulative Total Returns

     Based on the method of calculation described below, the Cumulative Total Returns for the Subaccounts for the periods ending December 31, 1998, were as follows:



                          One Year Period      Five Year Period      Ten Year Period         Subaccount
                          Ending 12/31/98       Ending 12/31/98    Ending 12/31/98 or      Inception Dates
Subaccount                                                         Since Inception
----------------------- --------------------- -------------------- --------------------- --------------------
Money Market*                   4.55                 23.20                 55.61                10/__/88
----------------------- --------------------- -------------------- --------------------- --------------------
Bond                            5.82                 29.86                112.59                10/--/88
----------------------- --------------------- -------------------- --------------------- --------------------
Balanced                       22.32                105.06                236.39                10/--/88
----------------------- --------------------- -------------------- --------------------- --------------------
Capital Growth                 22.36                125.47                341.08                10/--/88
----------------------- --------------------- -------------------- --------------------- --------------------
International                  17.66                 57.77                186.72                10/--/88
----------------------- --------------------- -------------------- --------------------- --------------------
Growth and Income**             6.15                  N/A                 127.88                5/--/94
----------------------- --------------------- -------------------- --------------------- --------------------
Global Discovery***            15.63                  N/A                 35.50                 5/--/96
----------------------- --------------------- -------------------- --------------------- --------------------
Large Company                    N/A                  N/A                  N/A                  5/--/99
Growth****
----------------------- --------------------- -------------------- --------------------- --------------------
Small Company                    N/A                  N/A                  N/A                  5/--/99
Growth****
----------------------- --------------------- -------------------- --------------------- --------------------




* The Yield quotations for the Money Market Subaccount quoted above more closely
reflect  the  current   earnings  of  this  subaccount  than  the  total  return
quotations.

** Five- and Ten-Year Average Annual Total Returns are not available for the Growth and Income Subaccount as it began operations on May 1, 1994.

*** Five- and Ten-Year Cumulative Average Annual Total Returns are not available for the Global Discovery Subaccount as it began operations on May 1, 1996.

**** One-, Five- and Ten-Year Average Annual Total Returns are not available for the Large Company Growth and Small Company Growth Subaccounts as they began operations on May 3, 1999.


     The Cumulative Total Returns are calculated using the following formula:


              CTR = (ERV / P) - 1

Where:

CTR = The Cumulative Total Return net of Subaccount recurring charges for the period.

ERV = The ending redeemable value of the hypothetical investment at the end of the period.

P    = A hypothetical single payment of $1,000.




     All non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed.


Adjusted Historic Portfolio Performance

     We may also disclose yield and total return for the Fund's portfolios, including for periods before the date that the Variable Account began operations. For periods prior to the date the Variable Account commenced operations, adjusted historical portfolio performance information will be calculated based on the performance of the underlying portfolios and the assumption that the subaccounts were in existence for the same periods as those of the underlying Funds, with some or all of the charges equal to those currently assessed against the subaccounts.

     In the tables below, average annual total returns for the Portfolios were reduced by all current fees and charges under the Contract, including the Mortality and Expense Risk Charge of 0.40% and an Administrative Expense Charge of 0.30%.




                                                                   Ten Year Period            Portfolio
                        One Year Period       Five Year Period     Ending 12/31/98 or         Inception
Portfolio               Ending 12/31/98       Ending 12/31/98      Since Inception              Dates
----------------------- --------------------- -------------------- --------------------- --------------------
Money Market                  4.55                   4.26                4.52                  7/16/85
----------------------- --------------------- -------------------- --------------------- --------------------
Bond                          5.82                   5.36                7.83                  7/16/85
----------------------- --------------------- -------------------- --------------------- --------------------
Balanced                     22.32                  15.44               12.89                  7/16/85
----------------------- --------------------- -------------------- --------------------- --------------------
Capital Growth               22.36                  17.65               15.98                  7/16/85
----------------------- --------------------- -------------------- --------------------- --------------------
International                17.66                   9.54               11.10                  5/1/87
----------------------- --------------------- -------------------- --------------------- --------------------
Growth and Income             6.15                   N/A                19.28                  5/2/94
----------------------- --------------------- -------------------- --------------------- --------------------
Global Discovery             15.63                   N/A                12.06                  5/1/96
----------------------- --------------------- -------------------- --------------------- --------------------
Large Company Growth         N/A                     N/A                N/A                    5/1/99
----------------------- --------------------- -------------------- --------------------- --------------------
Small Company Growth         N/A                     N/A                N/A                    5/1/99
----------------------- --------------------- -------------------- --------------------- --------------------




Comparison of Performance and Expense Information


     Expenses and performance information for the Contract and each Subaccount may be compared in advertising, sales literature, and other communications to expenses and performance information of other variable annuity products investing in mutual funds (or investment portfolios of mutual funds) with investment objectives similar to each of the Subaccounts tracked by independent services such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar and the Variable Annuity Research Data Service ("V.A.R.D.S."). Lipper, Morningstar and V.A.R.D.S. monitor and rank the performance and expenses of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. V.A.R.D.S. rankings only compare variable annuity issuers. The performance analyses prepared by Lipper and V.A.R.D.S. each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges or certain expense deductions at the separate account level into consideration. The performance analyses prepared by Morningstar rate subaccount performance relative to its investment class based on total returns. Morningstar deducts front-end loads from total returns and deducts half of the surrender charge, if applicable, for the relevant time period when calculating performance figures. In addition, Morningstar and V.A.R.D.S. prepare risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories defined by the degree of risk inherent in their investment objectives.

     From time to time, we may also compare using other indices that measure performance, such as Standard & Poors 500 Composite ("S & P 500") or the Dow Jones Industrial Average ("Dow"). Unmanaged indices such as these may assume reinvestment of dividends that generally do not reflect deductions for the expenses of operating and managing an investment portfolio.


                                  Legal Matters

     Sutherland Asbill & Brennan LLP, of Washington, D.C. has provided advice on certain legal matters relating to the Federal Securities Laws. All matters of Missouri law pertaining to the Contracts, including the validity of the Contract and Charter's authority to issue the Contract under Missouri Insurance Law, have been passed upon by John R. Petrowski, General Counsel of Charter National Life Insurance Company.



                             Independent Accountants


     The consolidated financial statements of Charter National Life Insurance Company and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Charter National Variable Annuity Account as of December 31, 1998 and for each of the two years in the period ended December 31, 1998 included in this Statement of Additional Information have been included herein in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.




                              Financial Statements

         The financial statements of Charter, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Charter to meet its obligation under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                        Report of Independent Accountants




To the Board of Directors
of Charter National Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, changes in stockholder's equity, and cash flows present fairly, in all material respects, the financial position of Charter National Life Insurance Company (the Company) (a wholly-owned subsidiary of Leucadia National Corporation) and its subsidiaries at December 31, 1998 and 1997, and the results of their operations and cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP

February 17, 1999

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                           December 31, 1998 and 1997
               (Dollars in thousands except par and share values)


                                                               1998           1997
                                                            ------------  -------------
           ASSETS
Investments
   Available for sale (aggregate cost of $45,526                $46,224       $515,849
    and $515,328)
   Held to maturity (aggregate fair value of                      2,971          6,838
    $3,040 and $6,838)
   Policyholder loans                                                 -          5,050
   Preferred stock of affiliate                                       -         40,000
   Common stock of affiliate                                        155              -
   Other investments, including accrued interest income             767          3,358
                                                            ------------  -------------
       Total investments                                         50,117        571,095


Cash and cash equivalents                                           747        379,481
Reinsurance receivable, net                                     124,024        145,740
Premiums and other receivables, net                                            413,365
Deferred income taxes recoverable (payable)                       9,269         (7,387)
Other assets                                                         25            202
Assets held in separate and variable accounts                   564,040        541,546
                                                            ------------  -------------

           Total assets                                        $748,222     $2,044,042
                                                            ============  =============




           LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits                                         $122,445       $189,325
Policy and contract claims                                        1,301          2,052
Accounts payable and accrued expenses                               604         14,711
Current income taxes payable                                        733         15,638
Deferred gain on reinsurance                                     21,516         16,664
Other liabilities                                                   415         16,649
Liabilities related to separate and variable accounts           564,040        541,546
Surplus note                                                     25,000         25,000

                                                            ------------  -------------

           Total liabilities                                    736,054        821,585
                                                            ------------  -------------


Stockholder's equity:
   Common stock, $31 par value per share, 110,000 shares
       authorized,  issued and outstanding                        3,410          3,410
   Additional paid-in capital                                     4,907          6,159
   Accumulated other comprehensive income, net of
       deferred taxes of $244 and $183                              454            339
   Retained earnings                                              3,397      1,212,549

                                                            ------------  -------------

       Total stockholder's equity                                12,168      1,222,457
                                                            ------------  -------------

           Total liabilities and stockholder's equity          $748,222     $2,044,042
                                                            ============  =============


The accompanying notes are an integral part of these consolidated financial statements.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
              For the years ended December 31, 1998, 1997 and 1996
                             (Dollars in thousands)



                                                            1998         1997         1996

Revenues:
   Insurance revenues                                        $ -          $1,253      $1,140
   Net investment income                                     24,051       26,066       9,481
   Net securities gains (losses)                                411         (532)        624
   Surrender and other administrative charges                   275        3,714       3,076
   Gain on reinsurance                                        4,464           -           -
   Other                                                        -            590         731
                                                          ----------   ----------   ---------

        Total revenues                                       29,201       31,091      15,052
                                                          ----------   ----------   ---------


Benefits and expenses:
   Policyholder benefits and change in future
     policy benefits                                           (646)       1,898       1,587
   Administrative and general expenses                        8,404        7,218       3,900
   Salaries and bonuses                                         724          444       1,328
   Provision for doubtful receivable                           (158)         (85)        (32)
   Commissions                                                   17          127         248
   Interest                                                   1,976        1,975       2,070
                                                          ----------   ----------   ---------

        Total benefits and expenses                          10,317       11,577       9,101
                                                          ----------   ----------   ---------



Income from continuing operations before income taxes        18,884       19,514       5,951
                                                          ----------   ----------   ---------

Income taxes:
   Current                                                   18,126       14,189       1,047
   Deferred                                                  (9,331)      (8,818)       (315)
                                                          ----------   ----------   ---------

        Total provision for income taxes                      8,795        5,371         732
                                                          ----------   ----------   ---------

        Net income from continued operations                 10,089       14,143       5,219
                                                          ----------   ----------   ---------


Income from discontinued operations, net of taxes                 -       54,398      68,676

Gain on disposal of discontinued operations, net                  -      606,897           -
 of taxes of $246,799                                      ----------   ----------   ---------

        Net income                                         $ 10,089      675,438      73,895
                                                           ==========   ==========   =========

The accompanying notes are an integral part of these consolidated financial statements.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
              For the years ended December 31, 1998, 1997 and 1996
                    (Dollars in thousands, except par value)





                                                   Common                   Accumulated
                                                   Stock,      Additional      Other
                                                   $31 Par      Paid-in     Comprehensive    Retained
                                                    Value       Capital        Income        Earnings         Total
                                                  ----------   ----------   -------------   ------------   ------------

 Balance, January 1, 1996                       $3,410       $6,140         $12,968       $528,996       $551,514


 Comprehensive income
     Net change in unrealized gain on investments
         (net of deferred tax of $7,124)                                    (13,230)                      (13,230)
     Net income                                                                             73,395         73,395
                                                                                                      ------------
         Comprehensive income                                                                              60,665
                                                                                                      ------------

 Dividend paid to parent                                                                   (30,000)       (30,000)
                                             ----------   ----------   -------------   ------------   ------------

 Balance, December 31, 1996                      3,410        6,140            (262)       572,891        582,179

 Comprehensive income
     Net change in unrealized loss on investments
         (net of deferred tax of $324)                                          601                           601
     Net income                                                                             675,438        675,438
                                                                                                      ------------
         Comprehensive income                                                                              676,039
                                                                                                      ------------

 Contribution from parent                                        19                                            19
 Dividend paid to parent                                                                   (35,780)       (35,780)
                                             ----------   ----------   -------------   ------------   ------------

 Balance, December 31, 1997                      3,410        6,159             339      1,212,549      1,222,457

 Other comprehensive income, net of tax
     Unrealized holding gains arising during the period
         (net of deferred tax of $120)                                          222                           222
     Less: reclassification adjustment for gains included
         in net income (net of deferred tax of $58)                            (107)                         (107)
     Net income                                                                              10,089         10,089
                                                                                                      ------------
         Comprehensive income                                                                               10,204
                                                                                                      ------------
 Comprehensive income
 Dividend paid/return of capital to parent                   (1,252)                     (1,219,241)    (1,220,493)
                                             ----------   ----------   -------------   ------------   ------------

 Balance, December 31, 1998                     $3,410       $4,907            $454         $3,397     $    12,168
                                             ==========   ==========   =============   ============   ============




The accompanying notes are an integral part of these consolidated financial statements.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              For the years ended December 31, 1998, 1997 and 1996
                             (Dollars in thousands)



                                                                1998           1997           1996
                                                              ----------     ----------     ----------

Net cash flows from operating activities:
Net income                                                     10,089        675,438        $73,895
Adjustments to reconcile net income to net cash provided by
  (used for) operations:
  Gain on disposal of discontinued operations                       -       (606,897)             -
  Income taxes provided on disposal of discontinued operations      -       (246,799)             -
  Benefit from deferred income taxes                           (9,331)        (8,818)          (315)
  Depreciation and amortization                                (7,976)        (2,974)          (541)
  Net securities (gains) losses                                  (411)           532           (624)
  Loss/(gain) on sale of property                                   -            261            (80)
  Net change in:
     Accrued investment income                                 (2,734)        (1,557)          (180)
     Reinsurance receivable                                   (33,832)         1,358         20,152
     Premiums and other receivables, net                        3,527         (7,163)           968
     Net assets of discontinued operations                          -              -        (41,737)
     Future policy benefits, unearned premiums, and policy
        and contract claims                                   (12,291)        (2,468)       (23,093)
     Deferred gain on reinsurance, accounts payable, accrued
        expenses, and other liabilities                         1,516         28,021         (3,136)

     Current income taxes payable                             (10,023)        13,808          3,730

  Proceeds from reinsurance, net                                    -         19,517              -

  Other                                                           (71)           469          3,597

                                                            ----------     ----------    ----------

   Net cash (used for)/provided by operating activities        (61,537)     (137,272)        32,636
                                                            ----------     ---------     ----------


                                               Continued

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued
              For the years ended December 31, 1998, 1997 and 1996
                             (Dollars in thousands)


                                                                1998            1997            1996
                                                              ----------      ----------      ---------
Net cash flows from investing activities:
    Purchases of investments (other than short-term)           (354,674)       (577,934)       (97,633)
    Proceeds from maturities of investments                       2,223          45,621         52,744
    Proceeds from sales of investments                           44,374          70,670         46,236
    Purchases of installment loans                                    -               -             (3)
    Principal collections on installment and policy loans         6,062           1,846          3,666
    Proceeds from disposal of discontinued operations                 -         998,099              -
    Net acquisitions of property and equipment                       89             (42)             -
    Net change in equity in separate and variable accounts            -           1,055         (1,000)
                                                              ----------      ----------      ---------

       Net cash provided by investing activities               (301,926)        539,315          4,010
                                                              ----------      ----------      ---------

Net cash flows from financing activities:
    Dividend paid to parent                                     (15,271)        (35,780)       (30,000)
    Revolving credit note repayments                                  -               -         (3,000)
    Contribution from parent                                          -              19              -
                                                              ----------      ----------      ---------

    Net cash used for financing activities                      (15,271)        (35,761)       (33,000)
                                                              ----------      ----------      ---------


    Net (decrease)/increase in cash and cash equivalents       (378,734)        366,282          3,646
Cash and cash equivalents at January 1,                         379,481          13,199          9,553
                                                              ----------      ----------      ---------

Cash and cash equivalents at December 31,                   $       747     $   379,481     $   13,199
                                                            ============    ============    ===========


Supplemental  disclosures  of cash flow  information:
 Cash paid during the year for:
       Interest                                             $     1,975     $     4,738     $    2,090
       Income tax payments, net of refunds                  $    18,780     $   192,408     $    2,005
    Non-cash proceeds from disposal of discontinued         $         -     $   400,000     $        -
      operations
    Non-cash dividend to parent                             $ 1,205,222     $         -     $        -


                CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   Nature of Operations

     Charter National Life Insurance Company ("Charter") is a wholly-owned subsidiary of Leucadia National Corporation ("Leucadia"), a publicly traded holding company domiciled in the state of New York. Charter's principal product is a variable annuity product.

     In 1997, Charter sold substantially all of its insurance operations and classified as discontinued operations the property and casualty insurance operations of Colonial Penn Insurance Company and its subsidiaries (the "Colonial Penn P&C Group") and the life and health insurance operations of Colonial Penn Life Insurance Company ("Colonial Penn Life").

     On September 2, 1998,  Charter  reinsured all remaining  life insurance and
     annuity   operations  to  Allstate  Life  Insurance  Company   ("Allstate")
     effective January 1, 1998.

     On December 21, 1998, Leucadia announced it had signed an agreement to sell Charter to Allstate. The transaction is subject to regulatory approvals and customary closing conditions and is expected to close during the second quarter of 1999. The transaction is not expected to have a material effect on the financial condition of the Company.

     During 1998, Charter declared and paid two dividends to Leucadia totaling $1,220,493,000. The dividends were paid with cash, securities and the common stock of LUK-CPG Inc. ("LUK-CPG") (Charter's direct subsidiary). The common stock of LUK-CPG was paid to Leucadia on December 30, 1998.

2.   Significant Accounting Policies:

     a.   Use of Estimates in Preparing Financial Statements:

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements and disclosures of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2.   Significant Accounting Policies, continued:

     b.  Principles of Consolidation:

         The Statements of Income, Changes in Stockholder's Equity and Cash Flows are consolidated and include the accounts of Charter National Life Insurance Company and its subsidiaries for the years ended December 31, 1998, 1997 and 1996. Charter's major subsidiary was LUK-CPG, which was dividended to Leucadia on December 30, 1998. LUK-CPG owns 98% of Intramerica Life Insurance Company ("Intramerica") and several non-insurance companies. Charter owns the remaining 2% of Intramerica directly. Charter's 1998 Balance Sheet includes a 2% equity investment in Intramerica Life Insurance Company. In 1997, the financial statements are presented on a consolidated basis and include LUK-CPG and 100% of Intramerica.

         Certain amounts for prior periods have been reclassified to be consistent with the 1998 presentation.

     c.  Statements of Cash Flows:

         Charter considers short-term investments, which have maturities of less than three months at the time of acquisition, to be cash equivalents. Cash and cash equivalents include short-term investments of approximately $241,000 and $377,679,000 at December 31, 1998 and 1997,
         respectively.

     d.  Investments:

         At acquisition, marketable debt and equity securities are designated as either i) held to maturity, which are carried at amortized cost, ii) trading, which are carried at estimated fair value with unrealized gains and losses reflected in results of operations, or iii) available for sale, which are carried at estimated fair value with unrealized gains and losses reflected as a separate component of stockholder's equity, net of taxes. Held to maturity investments are made with the intention of holding such securities to maturity, which Charter has the ability to do. Estimated fair values are principally based on quoted market prices.

         Carrying values for the following other investments are as follows: preferred stock of affiliate is carried at cost, policy loans are carried at unpaid principal balance, and cash equivalents are carried at amortized cost (which approximates market value).

         Gains or losses on sales of investments are determined on a specific cost identification basis.

         Charter is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Charter believes it manages this risk through modeling of the cash flows under reasonable scenarios. Charter's assets are also subject to credit risk, but this is minimized through a significant concentration in U. S. government securities.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2.   Significant Accounting Policies, continued:

     e. Insurance Revenues and Surrender and Other Administrative Charges:

         Premiums  for  investment   oriented  insurance  ("IOP")  products  are
         reflected in a manner similar to a deposit; revenues reflect only mortality charges and other amounts assessed against the holder of the insurance policies and annuity contracts. The principal IOP product offered during the three year period ended December 31, 1998 was a variable annuity ("VA") product.

         Premiums for the VA product are directed by the policyholder to be invested generally in a unit investment trust solely for the benefit and risk of the policyholder. Such investments are considered a "separate account". Policyholders' accounts are charged for the cost of insurance provided, administrative and certain other charges.

     f.  Property, Equipment and Leasehold Improvements:

         Property, equipment and leasehold improvements are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets (2 - 10 years on furniture and equipment) and the term of the lease for leasehold improvements. All property, equipment and leasehold improvements were sold in 1998 in conjunction with the Allstate reinsurance transaction.

     g. Separate and Variable Account Assets and Liabilities:

         Separate and variable account assets and liabilities relate to funds received from Charter's VA and variable life products. Separate and variable account assets are carried at fair market value and liabilities are carried at policyholder account balance.

     h. Liabilities for Future Policy Benefits, Unearned Premiums and Policy and Contract Claims:

         Benefit reserves for IOP products are determined following a deposit method and consist principally of policy values before any surrender charges. Liabilities for future policy benefits on ordinary life and health insurance are generally calculated on a net level premium method, using modifications of various industry and company mortality, morbidity and withdrawal studies, and interest assumptions approximating investment yields existing at the time the policies were issued. Such liabilities include provisions for adverse deviation in experience.

         Interest rate assumptions are 4.0% to 8.25% for individual annuities and 4% to 11.25% for individual life policies.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

2.   Significant Accounting Policies, continued:


     i.  Reinsurance:

         Charter has entered into reinsurance transactions in connection with dispositions of blocks of business. Reinsurance contracts do not relieve Charter from its obligations to policyholders.

         Reinsurance receivables are reported as assets net of provisions for uncollectible amounts. Premiums earned, losses incurred, loss adjustment expenses and other underwriting expenses are stated net of reinsurance in the Consolidated Statements of Income.

     j. Pension Plans and Other Postemployment and Postretirement Benefits:

         Charter participated in a non-contributory trusteed pension plan held at LUK-CPG, covering certain employees, which generally provided for retirement benefits based on salary and length of service. The plans were funded in amounts sufficient to satisfy minimum ERISA funding requirements.

         Certain former subsidiaries, principally Intramerica, provided health care and other benefits to certain eligible retired employees. The plans, (most of which require employee contributions) were unfunded. Liabilities for the plan were assumed by LUK-CPH in conjunction with the Conseco transaction. The plan liabilities of LUK-CPH were included in the dividend of LUK-CPG (the parent of LUK-CPH) to Leucadia.

     k.  Income Taxes:

         Charter files a consolidated federal income tax return with Leucadia. Charter pays to, or receives from Leucadia the amount of tax they would have paid or received as computed on a separate return basis.

         Charter provides for income taxes using the liability method. The future benefit of certain tax loss carryforwards and future deductions is recorded as an asset, and the provisions for income taxes are not reduced for the benefit from utilization of such deductions. A valuation allowance is provided if deferred tax assets are not considered more likely than not to be realized.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

3.   Insurance Operations:

     The principal product is IOP, which is a no-load VA product. The VA product is marketed as an investment vehicle to individuals seeking to defer, for federal income tax purposes, the annual increase in their account balance. Premiums from this VA product either are invested at the policyholders' election in unaffiliated mutual funds where the policyholder bears the entire investment risk or in a fixed account where the funds earn interest at rates determined by Charter. Charter's VA product is currently marketed in conjunction with a mutual fund manager. Premiums received on IOP products amounted to approximately $42,177,000, $53,178,000 and $47,265,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

     Charter received surrender and administrative charges of approximately $275,000, $3,714,000 and $3,076,000, net of reinsurance, for the years ended December 31, 1998, 1997 and 1996, respectively.

     In 1993, Charter reinsured substantially all of its existing block of single premium whole life ("SPWL") business with a subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"). For financial reporting purposes, Charter will continue to reflect the policy liabilities assumed by John Hancock (in future policy benefits), with an offsetting receivable from John Hancock of the same amount (in reinsurance receivable, net), until Charter is relieved of its legal obligation to the SPWL policyholders.

     As of December 31, 1998 and 1997, approximately $106,492,000 and $114,433,000, respectively, of Charter's future policy benefits (net of policy loans) related to ceded SPWL business for which Charter is not relieved of its legal obligation to its policyholders.

     Effective January 1, 1998, Charter reinsured all of its remaining variable life and annuity business to Allstate. As a result, Charter has no insurance business remaining net of reinsurance. Charter received a premium of $27,700,000. This premium is being amortized over the remaining life of the business ceded to Allstate.

4.   Discontinued Operations:

     In September 1997, Charter completed the sale of Colonial Penn Life to Conseco, Inc. for $400,000,000 in notes maturing on January 2, 2003 collateralized by non-cancelable letters of credit. Colonial Penn Life is principally engaged in the sale of graded benefit life insurance policies through direct marketing. Charter reported a pre-tax gain of approximately $274,817,000 on the sale. In connection with the sale of Colonial Penn Life, Intramerica reinsured certain life insurance policies for a premium of $25,000,000. The gain on this reinsurance will be deferred and amortized into income based on actuarial estimates of the premium revenue of the underlying insurance contracts, or will be recognized earlier if converted to assumption reinsurance. As of December 31, 1997, approximately $50,867,000 of Charter's future policy benefits related to life insurance ceded to Conseco, Inc. As discussed in Note 1, 98% of Intramerica was dividended with LUK-CPG to Leucadia in 1998.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

4.   Discontinued Operations, continued:

     In November 1997, Charter completed the sale of the property and casualty insurance business of the Colonial Penn P&C Group to General Electric Capital Corporation for total cash consideration of $998,099,000, plus $14,300,000 for retention of certain employee benefit liabilities. The Group's primary business is providing private passenger automobile insurance to the mature adult population through direct response marketing. The Company reported a pre-tax gain of approximately $578,879,000 on the sale.

     A summary of the results of discontinued operations is as follows for 1997 (through the date of sale) and for the year ended December 31, 1996 (in thousands of dollars):

                                                                         1997            1996
     Colonial Penn P & C Group:
     Revenues                                                          $ 514,626       $594,489
                                                                       ---------       --------

     Expenses:
     Provision for insurance losses and policy benefits                  370,102        421,823
     Other operating expenses                                             86,449         93,614
                                                                     -----------     ----------
                                                                         456,551        515,437

     Income before income taxes                                           58,075         79,052
     Income taxes                                                         20,279         27,837
                                                                       ---------      ---------

     Income from discontinued operations, net of taxes                 $  37,796       $ 51,215
                                                                       =========       ========

     Colonial Penn Life:
     Revenues                                                           $147,838       $212,582
                                                                        --------       --------

     Expenses:
     Provision for insurance losses and policy benefits                   89,086        128,648
     Other operating expenses                                             35,206         58,802
                                                                       ---------     ----------              -
                                                                         124,292        187,450

     Income before income taxes                                           23,546         25,132
     Income taxes                                                          7,671          6,944
                                                                       ---------     -----------

     Income from discontinued operations, net of taxes                  $ 16,602       $ 17,461
                                                                        ========       ========


            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued



5.   Investments:

     Net investment income was as follows for the years ended December 31, 1998, 1997 and 1996, in thousands of dollars:


                                                                         1998            1997           1996
                                                                       -------         -------       ---------
       Interest income:
         Bonds and short-term investments                             $14,805         $14,952         $4,984
         Policy loans                                                      30             297            317
       Other long-term investments                                      5,120           6,877             32
       Dividends and other (1)                                          4,096           4,000          4,235
                                                                     --------         -------        -------

       Total investment income                                         24,051          26,126          9,568
       Less:   Investment expenses                                         -               60             87
                                                                     --------         -------        -------

       Net investment income                                          $24,051         $26,066         $9,481
                                                                      =======         =======         ======

     (1) Includes dividends on the 10% cumulative preferred stock of Leucadia Financial Corporation, an affiliate, of $4,000,000 in each of the three years in the period ended December 31, 1998.

 The cost (amortized for bonds), gross unrealized gains and losses and estimated fair value of investments classified as available for sale and held to maturity at December 31, 1998 and 1997 were as follow, in thousands of dollars:

                                                                            Gross          Gross          Estimated
                                                                          Unrealized     Unrealized         Fair
                          1998                                Cost          Gains          Losses           Value
                          ----                             ----------    -----------     ----------      -----------
 Available for sale:
       Bonds and notes:
       U. S. Government agencies and authorities              $41,028           $745            $85          $41,688
       Other corporate debt                                     4,498             45              7            4,536
                                                            ---------          -----           ----         --------
 Total investments available for sale                         $45,526           $790            $92          $46,224
                                                              =======           ====            ===          =======

 Held to maturity:
     Bonds and notes:
     U. S. Government agencies and authorities                $ 2,971         $   69          $   -          $ 3,040
                                                              =======         ======          =====          =======


                CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

5. Investments, continued:

                                                                            Gross          Gross          Estimated
                                                                          Unrealized     Unrealized         Fair
                          1997                                Cost          Gains          Losses           Value
                          ----                             ----------    -----------     ----------      -----------
Available for sale:
Bonds and notes:
     U. S. Government agencies and authorities               $514,777           $757           $251         $515,283
     Other corporate debt                                         541             30              5              566
                                                          ------------         -----         ------      -----------
     Total fixed maturities                                   515,318            787            256          515,849

Equity Securities:
     Common stocks - industrial and other                          10              -             10               -
                                                          ------------       -------          -----   -------------
Total investments available for sale                         $515,328           $787           $266         $515,849
                                                             =========          ====           ====         ========

Held to maturity:
     Bonds and notes:
     U. S. Government agencies and authorities              $   6,838          $   9          $   9         $  6,838
                                                            ==========         =====          =====         ========


The amortized cost and estimated fair value of investments classified as available for sale and held to maturity at December 31, 1998, by contractual maturity are shown below, in thousands of dollars. Expected maturities are likely to differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                           Available for Sale       Held to Maturity
                                                                           Estimated                 Estimated
                                                          Amortized          Fair      Amortized       Fair
                                                              Cost           Value      Cost        Value

     Due in one year or less                               $  4,739       $  4,788       $   425       $   427
     Due after one year through five years                   26,305         26,519         2,546         2,613
     Due after five years through ten years                   9,605          9,997             -             -
     Mortgage-backed securities                               4,877          4,920             -             -
                                                            -------        -------    ----------    ----------

     Total                                                  $45,526        $46,224        $2,971        $3,040
                                                            =======        =======        ======        ======

     At December 31, 1998 and 1997, Charter did not hold investments in securities of a single issuer other than U.S. government securities which exceeded, in the aggregate, 10% of Charter's stockholder's equity at that date.

                CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

5.   Investments, continued:

     Net securities gains (losses) reflected in the accompanying Consolidated Statements of Income for the years ended December 31, 1998, 1997 and 1996 were as follows, in thousands of dollars:

                                                                       1998           1997          1996

              Fixed maturities                                          $421         ($571)           $624
              Equity securities                                          (10)            -               -
              Other                                                        -            39               -
                                                                     -------        ------         -------
              Net securities gains (losses)                             $411         ($532)           $624
                                                                        ====          =====           ====

     Gross gains and losses on sale of fixed maturities were approximately $1,457,000 and $1,036,000, respectively in 1998, $251,000 and $822,000, respectively, in 1997, and $666,000 and $42,000, respectively in 1996.

     Gross gains and losses on sale of equity securities were approximately $0 and $10,000, respectively, in 1998. There were no sales of equity securities in 1997 and 1996.

6.   Reinsurance:

     On  September  2,  1998,  Charter  received  from  Allstate  a  premium  of
     $27,700,000 for reinsuring its variable annuity business. A gain of $23,539,000, net of related assets, was deferred. Included in liabilities as December 31, 1998 is approximately $21,516,000, net of cumulative amortization of approximately $2,023,000. The deferred gain will continue to be amortized into income based on actuarial estimates of the premium revenue of the underlying insurance contracts, or will be recognized earlier if converted to assumption reinsurance.

     On September 2, 1998, Intramerica received from Allstate Life Insurance Company of New York a premium of $525,000 for reinsuring its variable annuity business. A gain of $474,000, net of related assets, was deferred. Included in gain on reinsurance in 1998 is amortization of approximately $26,000. Intramerica was dividended to Leucadia along with the LUK-CPG in 1998 as mentioned in Note 1.

     In 1997, Intramerica received from Conseco a premium of $25,000,000 for reinsuring its life insurance business. A gain on this reinsurance of approximately $18,706,000, net of related assets, was deferred. Included in liabilities at December 31, 1997 is approximately $16,664,000, net of cumulative amortization of approximately $2,042,000. In addition, included in gain on reinsurance in 1998 is amortization of approximately $1,818,000.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

6.       Reinsurance, continued:

     The effect of reinsurance on life and health insurance in force for the years ended December 31, 1998, 1997 and 1996, is as follows, in thousands of dollars:

                                                   1998               1997            1996

     Direct                                   $ 115,146            $310,508           $145,000
     Ceded                                     (115,146)           (241,360)           (72,000)
     Assumed                                         -                    -                  -
                                       ----------------     ---------------     --------------
     Net                               $             -            $  69,148          $  73,000
                                       ================     ===============     ==============

     % of assumed to net                          0.00%               0.00%              0.00%
                                               --------               -----              -----


     The effect of reinsurance on life and health premiums written and earned for the years ended December 31, 1998, 1997 and 1996, is as follows, in thousands of dollars:

                                            1998                          1997                         1996

                                  Written      Earned          Written       Earned           Written       Earned

     Direct Premiums              $ 14,130      $ 15,378        $ 14,508    $ 15,065        $ 14,667        $ 15,048
     Ceded                         (14,130)     (15,378)         (13,542)    (13,812)        (13,908)        (13,908)
     Assumed                            -            -                 -           -               -            -
                             --------------  ------------     ------------   -----------    --------      ----------
     Net premiums            $          -    $       -         $     966    $  1,253        $    759      $    1,140
                             ==============  ============     ===========    ===========    ========      ==========

     % of assumed to net                          0.00%                        0.00%                      0.00%
                                              ---------                        -----                      -----

     The effect of reinsurance on surrender and other administrative charges earned for the years ended December 31, 1998, 1997 and 1996, is as follows, in thousands of dollars:

                                  1998               1997                       1996

     Direct                    $ 4,400             $ 3,714                    $ 3,076
     Ceded                      (4,125)                 -                           -
     Assumed                        -                   -                           -
                              ----------           ---------                  --------
     Net                           275             $ 3,714                    $ 3,076
                              ==========           =========                  ========

     % of assumed to net         0.00%               0.00%                      0.00%
                               ---------             -----                      -----

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


6.       Reinsurance, continued:

     The effect of reinsurance on life and health premiums and surrender and other administrative charges earned combined for the years ended December 31, 1998, 1997 and 1996, is as follows, in thousands of dollars:


                                               1998                           1997             1996

     Direct                                    $ 19,778                     $ 18,779         $ 18,124
     Ceded                                      (19,503)                     (13,812)         (13,908)
     Assumed                                         -                            -                 -
                                              ---------                     --------         --------
     Net                                      $     275                      $ 4,967          $ 4,216
                                              =========                     ========         ========

     % of assumed to net                          0.00%                        0.00%            0.00%
                                              ---------                        -----            -----

     The effect of reinsurance on policyholder benefits and future policy benefits for the years ended December 31, 1998, 1997 and 1996 are as follows, in thousands of dollars:


                                                   1998                  1997                1996

                    Direct                     $ 23,635                $20,863             $10,533
                    Assumed                        (699)                     -                   -
                    Ceded                       (23,582)               (18,965)             (8,946)
                                               --------              ----------            --------

           Net policyholder benefits          $    (646)              $  1,898            $  1,587
                                              ==========              =========           ========

     As discussed in Notes 3 and 4, at December 31, 1998 and 1997, reinsurance receivables, net includes approximately $106,492,000 and $114,433,000, respectively, due from a subsidiary of John Hancock, and approximately $883,000 and $50,867,000 due from Conseco, Inc. at December 31, 1998 and 1997, respectively.

7.   Premiums and Other Receivables, Net:

     Premiums and other receivables, net at December 31, 1998 and 1997 were $0 and $413,365,000, respectively. A summary of the 1997 balances were as follows, in thousands of dollars:
                                                                          1997

           Notes receivable from Conseco, Inc.                        $400,000
           Accrued interest on Conseco, Inc. notes                       6,233
           Amounts due from affiliates                                   3,924
           Installment loans (net of allowance for doubtful
              accounts of $75)                                             998
           Other                                                         2,210
                                                                    ----------
           Total premiums and other receivables, net                  $413,365
                                                                      ========

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


8.   Income Taxes:

     The principal components of the deferred tax asset/(liability) at December 31, 1998 and 1997, are as follows, in thousands of dollars:


                                                                              1998            1997
                                                                          -----------      ----------

           Insurance reserves and unearned premiums                        $   192      $    (381)
           Deferred tax on installment sale                                      -        (12,523)
           Unrealized (gain) loss on investments                              (244)          (183)
           Policy acquisition costs                                            457          1,741
           Deferred reinsurance gain                                         7,531          5,832
           Other, net                                                        1,333         (1,873)
                                                                           -------        ---------

           Net deferred tax asset (liability)                               $9,269       $ (7,387)
                                                                            =======      ==========

     The table below reconciles the "expected" statutory federal income tax provision to the actual income tax provision, in thousands of dollars:


                                                                        1998          1997           1996

           "Expected" federal income tax                               $6,609         $6,830         $2,083
           Dividends received deduction                                (1,400)        (1,400)        (1,400)
           Tax (benefit) applicable to prior years                     (1,978)           (16)            24
           Tax on distribution from policyholder's surplus              5,406              -              -
           Other                                                          158            (43)            25
                                                                      -------       ---------      --------

           Total provision for income taxes                            $8,795        $ 5,371        $   732
                                                                       =======       ========       ========

     At December 31, 1998 and 1997, Charter had no loss carryforwards for income tax purposes.


9. Pension Plans and Other Postemployment and Postretirement Benefits:

     In 1997 and prior, Charter participated in a noncontributory defined benefit pension plan sponsored by LUK-CPG, a former subsidiary. Prior to December 30, 1998, Charter transferred its remaining employees to Leucadia and as such, all vested retirement benefits were assumed by LUK-CPG as part of the assets and liabilities dividended to Leucadia on December 30, 1998. Charter has no pension or postemployment benefit obligations as of December 31, 1998.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


9.   Pension  Plans  and  Other  Postemployment  and  Postretirement   Benefits,
     continued:

     In prior years, Charter's participation in the noncontributory defined benefit pension plan covered substantially all employees of its continuing operations. Benefits were generally based on years of service and employees' compensation during the last years of employment. LUK-CPG's policy was to fund the pension cost calculated under the unit credit funding method provided that this amount is at least equal to the Employee Retirement Income Security Act minimum funding requirements and was not greater than the maximum tax deductible amount for the year.

     Plan participation was terminated for employees of the discontinued operations as of the respective dates of the sales.

     Pension  expense  charged  to  continuing   operations  was   approximately
     $387,000,  $75,000 and $78,000 for the years ended December 31, 1998,  1997 and 1996, respectively.

     Pension expense charged to operations included the following components, in thousands of dollars:

                                                                         1998           1997           1996
                                                                      ----------     ----------     ----------

     Service cost                                                    $    411       $  2,255        $ 3,019
     Interest cost                                                      2,606          4,264          3,993
     Expected return on plan assets                                    (2,651)        (3,610)        (3,361)
     Amortization of prior service cost                                    13            226            302
     Recognized actuarial loss                                              8              4             81
                                                                  -----------    -----------     -----------

     Net pension expense                                             $    387        $ 3,139        $ 4,034
                                                                     ========        =======        =======

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


9.   Pension  Plans  and  Other  Postemployment  and  Postretirement   Benefits,
     continued:

     The funded status of the defined benefit pension plans at December 31, 1998 and 1997 was as follows, in thousands of dollars:


                                                                                        1998         1997
                                                                                     --------     ----------
         Projected Benefit Obligation:
           Projected benefit obligation at January 1,                               $ 57,149       $ 57,433
           Service cost                                                                  411          2,255
           Interest Cost                                                               2,606          4,264
           Actuarial loss                                                                590          7,269
           Benefits paid                                                              (1,864)        (6,010)
           Settlements                                                               (28,809)          (114)
           Curtailment                                                                  (667)        (7,948)
           Dividend of LUK-CPG to Leucadia                                           (29,416)             -
                                                                                     --------      --------
                Projected benefit obligation at December 31,                        $       -      $ 57,149
                                                                                    =========      ========

         Change in Plan Assets:                                                         1998           1997
                                                                                    ---------      --------
           Fair value of plan assets at January 1,                                  $ 53,562       $ 49,025
           Actual return of plan assets                                                2,421          4,643
           Employer contributions                                                        322          5,904
           Benefits paid                                                              (1,864)        (6,010)
           Administrative expenses                                                      (539)             -
           Settlements                                                               (28,756)             -
           Dividend of LUK-CPG to Leucadia                                           (25,146)             -
                                                                                     --------      --------
              Fair value of plan assets at December 31,                             $      -       $ 53,562
                                                                                    =========      ========


         Funded Status:                                                             $      -        ($3,587)
         Unrecognized actuarial loss                                                       -            408
         Unrecognized prior service cost                                                   -            161
                                                                                    ---------      --------
              Net pension expense                                                   $      -        ($3,018)
                                                                                    =========      ========



     The projected benefit obligation at December 31, 1997 was determined using an assumed discount rate of 7.0%, a long-term rate of return on plan assets of 7.5%, and salary increase rates of 5.0%. Plan assets consisted primarily of U. S. Government and agency bonds and corporate bonds and notes.

     Charter participated in certain deferred compensation (401(k)) and defined contribution plans. Expenses related to the defined contribution retirement and 401(k) plans were approximately $9,000, $7,000 and $5,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


9.   Pension  Plans  and  Other  Postemployment  and  Postretirement   Benefits,
     continued:

     Charter provided health care and other benefits to certain eligible retired employees. The plans (most of which require employee contributions) were unfunded. SFAS 106 and SFAS 112 require companies to accrue the cost of providing certain postretirement and postemployment benefits during the employees' period of service. Periodic postretirement benefit costs were approximately $0, $3,000 and $8,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

     The liability for postretirement and postemployment benefits at December 31, 1998 and 1997, was as follows, in thousands of dollars:


                                                                                             1998         1997

              Accumulated postretirement benefit obligation at January 1,                 $ 4,725      $ 6,307
              Interest cost                                                                   331          332
              Contributions by plan participants                                               71           68
              Actuarial loss/(gain)                                                            56       (1,511)
              Benefits paid                                                                  (441)        (471)
              Dividend of LUK-CPG to Leucadia                                              (4,742)           -
                                                                                           ------      -------

              Accumulated postretirement benefit obligation at December 31,               $     -       $4,725
              Unrecognized net actuarial gain                                                   -        2,345
                                                                                          -------      -------

              Accrued postretirement benefit obligation                                   $     -      $ 7,070
                                                                                          =======      =======

     The discount rate used in determining the accumulated postretirement benefit obligation was 7.0% at December 31, 1997. The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligation was 8.0% for 1997, declining to an ultimate rate of 6.0% by 2007.

     If the health care cost trend rate were increased by 1.0%, the accumulated postretirement obligation as of December 31, 1997 would have increased by approximately $331,000. The effect of this change on the aggregate of service and interest cost for 1997 would be immaterial.

10.  Leases:

     Charter rents equipment and office space under a non-cancelable operating lease that expires in 1999. Rental expense (net of sublease rental income) charged to operations was approximately $21,000 in 1998, $58,000 in 1997 and $154,000 in 1996.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


11.    Valuation and Qualifying Accounts:

       Charter held allowances for doubtful receivables of $75,000 in 1997 in a downstream finance subsidiary. The assets and liabilities of these subsidiaries were included in the dividend of LUK-CPG to Leucadia at December 30, 1998.

       A summary of the change in this allowance for the years 1998, 1997 and 1996 are as follows, in thousands of dollars:


                                                                             1998            1997           1996
                                                                             ----            ----           ----

       Allowance for doubtful receivables at January 1,                      $ 75           $ 209          $ 412
       Additions:
              Charged to cost and expense                                    (158)            (85)           (32)
              Recoveries made during the year                                 175             271            493
       Deductions:
              Amounts written off                                              75             320            664
              Dividend of LUK-CPG to Leucadia                                  17               -              -
                                                                            -----         -------        -------

       Allowance for doubtful receivables at December 31,                  $    -          $   75          $ 209
                                                                           ======          ======          =====

12.    Commitments and Contingencies:

       Charter is subject to various litigation which arise in the normal course of its business. Based on discussions with counsel, management is of the opinion that such litigation will have no material adverse effect on the consolidated financial position of Charter or its consolidated results of operations.

       Charter National Life Insurance Company and Intramerica are members of state insurance funds which provide certain protection to policyholders of insolvent insurers doing business in those states. Due to insolvencies of certain insurers in recent years, Charter has been assessed certain amounts and is likely to be assessed additional amounts by the state insurance funds. Charter has provided for all anticipated assessments and does not expect any additional assessments to have a material effect on results of operations.

13.    Related Party Transactions:

       As mentioned in Note 1, in 1998, Charter declared and paid a dividend to Leucadia totaling $1,220,493,000. This dividend was paid in cash, securities at market value on the date of transfer and the common stock of LUK-CPG.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

13.    Related Party Transactions, continued:


       Charter incurred expenses for various management services and operating expenses incurred on its behalf by Leucadia and other affiliated companies. In a similar manner, Charter was reimbursed for salaries and other expenses incurred for the benefit of Leucadia and other affiliates. Charter also has general service and expense reimbursement agreements with Leucadia and other affiliates. Under the terms of the agreements, Leucadia and other affiliates provide certain services for the benefit of Charter. These services include general legal advice and services, accounting services, and strategic planning and investigation of proposed business transactions.

       Expenses incurred were approximately $4,937,000, $916,000 and $1,131,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

       In addition, Charter has entered into agreements with Leucadia whereby Leucadia provides certain investment advisory services related to the management of the investment portfolio. Expenses incurred were approximately $1,125,000, $594,000 and $383,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

       Charter  received   administrative   and  accounting   services  from  an
       affiliated property and casualty company during 1998 and 1997, for which it paid approximately $302,000 and $90,000, respectively.

       Charter has agreements with CNL, Inc., a former affiliate, for the underwriting and distribution of its VA product. On September 2, 1998, Leucadia sold CNL Inc. to Allstate. Expenses incurred were approximately $176,000, $244,000 and $245,000 for the period ended September 2, 1998, and for years the ended December 31, 1997, and 1996, respectively.

       In 1992, Charter issued a 7.75% surplus note to Leucadia for $25,000,000. The terms of the note provide for interest of 7.75% per annum on the outstanding principal and interest, with a maturity date of July 31, 2004. Charter recorded the note at its face value of $25,000,000. Charter paid interest on the note of approximately $1,975,000 in 1998, 1997 and 1996. Payments of both principal and interest on the note are subject to the approval of the Missouri Department of Insurance. Related interest charged to operations was approximately $1,975,000 in 1998, 1997 and 1996.

       Charter purchased installment loans of approximately $3,000 from American Investment Bank, an affiliate, in 1996, and paid related service fees of approximately $46,000, $88,000 and $170,000 in 1998, 1997 and 1996,
       respectively. Approximately $998,000 in installment loans were outstanding at December 31, 1997, and were included in premiums and other receivables.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


14.    Fair Value of Financial Instruments:

       Following is information about certain financial instruments, whether or not recognized on the Consolidated Balance Sheets. Where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. The fair value amounts presented do not purport to represent and should not be considered representative of the underlying "market" or franchise value of Charter.

       The methods and assumptions used to estimate the fair values of each class of the financial instruments described below are as follows:

           (a) Investments: The estimated fair values of fixed maturity securities and marketable equity securities are substantially based on quoted market prices. It is not practicable to determine the fair value of policyholder loans since such loans generally have no stated maturity, are not separately transferable and are often repaid by reductions to benefits and surrenders.

           (b) Cash and cash equivalents: The carrying amount of cash equivalents approximates fair value.

           (c) Separate and variable accounts: Separate and variable accounts assets and liabilities are carried at market value, which is a reasonable estimate of fair value.

           (d) Investment contract reserves: Single Premium Deferred Annuity reserves are carried at account value, which is a reasonable estimate of fair value. The fair value of other investment contracts is estimated by discounting the future payments at rates which would currently be offered for contracts with similar terms.

           (e) Surplus notes: Principal and interest payments on the surplus notes are subject to regulatory approval. Consequently, the timing and certainty of principal and interest payments are not determinable. Therefore, the fair value of the surplus notes is estimated to be the carrying value.

            CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued

14.    Fair Value of Financial Instruments, continued:

       The carrying amounts and estimated fair values of Charter's financial instruments at December 31, 1998 and 1997 are as follows, in thousands of dollars:

                                                                    1998                           1997
                                                    -------------------------------------------------------------------------
                                                    Carrying             Fair          Carrying              Fair
                                                      Amount             Value          Amount               Value
       Financial assets:
         Investments:
           Practicable to estimate fair value            $49,962        $49,962          $526,045       $526,045
           Preferred stocks of affiliate                       -              -            40,000         40,000
           Common Stock of Affiliates                        155            155                 -              -
           Policyholder loans                                  -              -             5,050          5,050
           Cash and cash equivalents                         747            747           379,481        379,481
           Separate and variable accounts                564,040        564,040           541,546        541,546

        Financial liabilities:
           Investment contract reserves                    8,252          8,252             8,107          8,107
           Other liabilities:
           Separate and variable accounts                564,040        564,040           541,546        541,546
           Surplus notes                                  25,000         25,000            25,000         25,000


15.    Statutory Information:

       Charter is subject to regulation based, in part, on accounting bases prescribed by regulatory authorities.

       Charter's statutory assets (on an unconsolidated basis) were approximately $615,184,000 and $1,813,308,000 at December 31, 1998 and
       1997, respectively, with statutory capital and surplus of approximately $46,238,000 and $1,285,763,000 at those dates, respectively. Charter's net statutory gains from operations (on an unconsolidated basis) were approximately $18,004,000, $1,267,834,000 and $35,550,000 for the years ended December 31, 1998, 1997 and 1996, respectively, and included dividends received from subsidiaries of approximately $1,268,836,000 and $36,120,000 for the years ended December 31, 1997 and 1996, respectively.

       Intramerica's net statutory gains from operations (on an unconsolidated basis) for the years ended December 31, 1998, 1997 and 1996 was approximately $3,287,000, $18,601,000 and $1,034,000, respectively.

       Charter had securities on deposit with state insurance departments with book values aggregating approximately $2,971,000 and $6,838,000 at December 31, 1998 and 1997, respectively.

         CHARTER NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO CONSOLIDATED FINANCIAL STATEMENTS, Continued


15.    Statutory Information, continued:

       Statutory regulations restrict annual stockholder dividends paid within a rolling twelve month period, without regulatory approval, to the higher of gain from operations or 10% of statutory surplus of the preceding year. Under this restriction, Charter would be permitted to pay approximately $28,932,000 in dividends on December 31, 1999 without regulatory approval.

       The National Association of Insurance Commissioners has adopted model laws incorporating the concept of a "risk based capital" ("RBC") requirement for insurance companies. Generally, the RBC formula is designed to measure the adequacy of an insurer's statutory capital in relation to the risks inherent in its business. The RBC formula is used by the states as an early warning tool to identify weakly capitalized companies for the purpose of initiating regulatory action. The RBC ratios of Charter as of December 31, 1998 and 1997 substantially exceeded minimum requirements.

16.    Concentration of Credit Risk

       Financial instruments, which potentially subject Charter to concentration of credit risk, consist principally of cash and U.S. Government and Agency fixed maturity securities. Charter places its cash with high quality financial institutions. At times, such amounts may be in excess of the Federal Deposit Insurance Corporation insurance limits.

To the Board of Directors of
Charter National Life Insurance Company:

In our opinion, the accompanying statements of net assets of the Charter National Variable Annuity Account (the Money Market, Bond, Capital Growth, Balanced, International, Growth and Income, and Global Discovery Subaccounts) and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the respective subaccounts comprising the Charter National Variable Annuity Account at December 31, 1998, and the results of their operations for the year then ended and the changes in net assets for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of the Charter National Variable Annuity Account; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities held as of December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP


February 17, 1999

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                             STATEMENT OF NET ASSETS
                               December 31, 1998



                                                             Money                          Capital
                                             Total           Market           Bond           Growth
                                          -------------   -------------   -------------   -------------
Investment in series  mutual funds, at
 net asset value (cost  $457,137,543 in
 total; and $60,619,920, $26,786,120,
 $130,807,887, $52,021,790, $77,055,792,
 $95,010,132 and $14,835,902 for
 each portfolio, respectively.)           $534,208,536     $60,619,920     $27,178,512    $165,726,041
                                          -------------   -------------   -------------   -------------

          Total net assets                $534,208,536     $60,619,920     $27,178,512    $165,726,041
                                          =============   =============   =============   =============


Net assets:
For variable annuity contracts            $534,208,536     $60,619,920     $27,178,512    $165,726,041
                                          -------------   -------------   -------------   -------------

          Total net assets                $534,208,536     $60,619,920     $27,178,512    $165,726,041
                                          =============   =============   =============   =============


                                                                            Growth and        Global
                                            Balanced      International       Income        Discovery
                                          -------------   -------------    -------------   -------------

Investment in series  mutual funds, at
 net asset value (cost  $457,137,543 in
 total; and $60,619,920, $26,786,120,
 $130,807,887, $52,021,790, $77,055,792,
 $95,010,132 and $14,835,902 for
 each portfolio, respectively.)            $69,962,626     $83,868,728      $109,819,303     $17,033,406
                                          -------------   -------------    -------------   -------------

          Total net assets                 $69,962,626     $83,868,728      $109,819,303     $17,033,406
                                          =============   =============    =============   =============


Net assets:
For variable annuity contracts             $69,962,626     $83,868,728      $109,819,303     $17,033,406
                                          -------------   -------------    -------------   -------------

          Total net assets                 $69,962,626     $83,868,728      $109,819,303     $17,033,406
                                          =============   =============    =============   =============



The accompanying notes are an integral part of these financial statements

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                             STATEMENT OF OPERATIONS
                      For the year ended December 31, 1998



                                                                Money                          Capital
                                               Total            Market            Bond           Growth
                                            -------------   --------------   -------------   -------------
Investment income:
Dividend income                               $38,846,620       $3,027,573      $1,568,525      $8,576,960
Less: administrative expenses and
      mortality and expense risk charges        3,629,983          422,949         187,126       1,060,341
                                            -------------   --------------   -------------   -------------

     Net investment income                     35,216,637        2,604,624       1,381,399       7,516,619
                                            -------------   --------------   -------------   -------------

Gains on investments:
Realized gains:
    Proceeds from sales of fund share         408,656,163      153,248,978      18,211,116      83,082,154
    Cost of fund shares sold                  378,329,421      153,248,978      18,145,943      69,737,835
                                            -------------   --------------   -------------   -------------

    Net realized gains                         30,326,742                0          65,173      13,344,319
                                            -------------   --------------   -------------   -------------

Unrealized gains:
    Beginning of year                          73,523,344                0         237,896      25,630,895
    End of year                                77,070,993                0         392,392      34,918,154
                                            -------------   --------------   -------------   -------------

    Change in unrealized gains and loss         3,547,649                0         154,496       9,287,259
                                            -------------   --------------   -------------   -------------

    Net realized and unrealized
          gains on investments                 33,874,391               (0)        219,669      22,631,578
                                            -------------   --------------   -------------   -------------

    Increase in net assets from operation     $69,091,028       $2,604,624      $1,601,068     $30,148,197
                                            =============   ==============   =============   =============



                                                                             Growth and        Global
                                               Balanced      International      Income        Discovery
                                            -------------   --------------  --------------  -------------
Investment income:
Dividend income                                $4,363,367      $10,669,359     $10,239,269       $401,567
Less: administrative expenses and
      mortality and expense risk charges          448,811          595,105         802,895        112,756
                                            -------------   --------------  --------------  -------------

     Net investment income                      3,914,556       10,074,254       9,436,374        288,811
                                            -------------   --------------  --------------  -------------

Gains on investments:
Realized gains:
    Proceeds from sales of fund share          11,597,623       81,820,836      48,871,945     11,823,511
    Cost of fund shares sold                    9,444,688       75,557,902      41,566,735     10,627,340
                                            -------------   --------------  --------------  -------------

    Net realized gains                          2,152,935        6,262,934       7,305,210      1,196,171
                                            -------------   --------------  --------------  -------------

Unrealized gains:
    Beginning of year                          11,568,226        9,578,621      25,129,738      1,377,968
    End of year                                17,940,836        6,812,936      14,809,171      2,197,504
                                            -------------   --------------  --------------  -------------

    Change in unrealized gains and loss         6,372,610       (2,765,685)    (10,320,567)       819,536
                                            --------------  --------------  --------------  -------------

    Net realized and unrealized
          gains on investments                  8,525,545        3,497,249      (3,015,357)     2,015,707
                                            -------------   --------------  --------------  -------------

    Increase in net assets from operations    $12,440,101      $13,571,503      $6,421,017     $2,304,518
                                            =============   ==============  ==============  =============


The accompanying notes are an integral part of these financial statements

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                      For the year ended December 31, 1998



                                                                 Money                          Capital
                                                 Total           Market           Bond           Growth
                                             -------------   -------------   -------------   -------------
Changes in assets:
Operations:
  Net investment income                       $35,216,637      $2,604,624      $1,381,399      $7,516,619
  Net realized gains (losses)                  30,326,742              (0)         65,173      13,344,319
  Change in unrealized gains and losses         3,547,649               0         154,496       9,287,259
                                             -------------   -------------   -------------   -------------

  Net change from operations                   69,091,028       2,604,624       1,601,068      30,148,197
                                             -------------   -------------   -------------   -------------

Capital share transactions:
  Premiums                                     36,003,724       9,533,579       1,818,775       7,818,317
  Contract claims                              (3,699,263)       (762,697)       (170,311)       (899,145)
  Contract surrenders                         (34,131,674)    (11,523,470)     (1,896,705)     (7,135,685)
  Transfers (to) from general account and
      portfolio transfers, net                   (289,346)     12,590,653       1,331,865        (177,519)
                                             -------------   -------------   -------------   -------------

  Net change from capital share transaction    (2,116,559)      9,838,065       1,083,624        (394,032)
                                             -------------   -------------   -------------   -------------

  Total change in net assets                  $66,974,469     $12,442,689      $2,684,692     $29,754,165
                                             =============   =============   =============   =============


Net assets:
Beginning of year                            $467,234,067     $48,177,231     $24,493,820    $135,971,876
End of year                                   534,208,536      60,619,920      27,178,512     165,726,041
                                             -------------   -------------   -------------   -------------

  Total change in net assets                  $66,974,469     $12,442,689      $2,684,692     $29,754,165
                                             =============   =============   =============   =============



                                                                               Growth and       Global
                                                Balanced      International      Income        Discovery
                                             -------------   -------------   -------------  --------------
Changes in assets:
Operations:
  Net investment income                        $3,914,556     $10,074,254      $9,436,374        $288,811
  Net realized gains (losses)                   2,152,935       6,262,934       7,305,210       1,196,171
  Change in unrealized gains and losses         6,372,610      (2,765,685)    (10,320,567)        819,536
                                             -------------   -------------   -------------  --------------

  Net change from operations                   12,440,101      13,571,503       6,421,017       2,304,518
                                             -------------   -------------   -------------  --------------

Capital share transactions:
  Premiums                                      3,751,507       2,029,556       9,733,619       1,318,371
  Contract claims                                (559,121)       (524,248)       (748,389)        (35,352)
  Contract surrenders                          (2,871,722)     (4,812,850)     (5,266,784)       (624,458)
  Transfers (to) from general account and
      portfolio transfers, net                  2,791,361      (2,743,834)    (13,702,764)       (379,108)
                                             -------------   -------------   -------------  --------------

  Net change from capital share transaction     3,112,025      (6,051,376)     (9,984,318)        279,453
                                             -------------   -------------   -------------  --------------

  Total change in net assets                  $15,552,126      $7,520,127     ($3,563,301)     $2,583,971
                                             =============   =============   =============  ==============


Net assets:
Beginning of year                             $54,410,500     $76,348,601    $113,382,604     $14,449,435
End of year                                    69,962,626      83,868,728     109,819,303      17,033,406
                                             --------------  -------------   -------------  --------------

  Total change in net assets                  $15,552,126      $7,520,127     ($3,563,301)     $2,583,971
                                             =============   =============   =============  ==============



The accompanying notes are an integral part of these financial statements

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                       STATEMENT OF CHANGES IN NET ASSETS
                      For the year ended December 31, 1997



                                                                  Money                          Capital
                                                  Total           Market           Bond           Growth
                                               -------------   -------------   -------------   -------------
Changes in assets:
Operations:
   Net investment income                        $20,047,864      $2,194,776      $1,051,559      $7,627,744
   Net realized gains (losses)                   28,384,281               0         (81,840)     11,582,258
   Change in unrealized gains and losses         29,773,792               0         502,191      13,608,681
                                               -------------   -------------   -------------   -------------

   Net change from operations                    78,205,937       2,194,776       1,471,910      32,818,683
                                               -------------   -------------   -------------   -------------

Capital share transactions:
   Premiums                                      47,487,583      10,336,923       1,528,875       9,079,795
   Capital withdrawals                             (518,748)
   Contract claims                               (1,511,626)       (405,520)        (75,279)       (448,730)
   Contract surrenders                          (28,850,270)     (7,848,722)     (1,480,123)     (5,932,659)
   Contract maintenance charges                      (2,169)           (534)            (90)           (686)
   Transfers (to) from general account and
       portfolio transfers, net                    (112,741)     (4,238,247)      4,641,993       5,632,341
                                               -------------   -------------   -------------   -------------

   Net change from capital share transaction     16,492,029      (2,156,100)      4,615,376       8,330,061
                                               -------------   -------------   -------------   -------------

   Total change in net assets                   $94,697,966         $38,676      $6,087,286     $41,148,744
                                               =============   =============   =============   =============


Net assets:
Beginning of year                               372,536,101      48,138,555      18,406,534      94,823,132
End of year                                     467,234,067      48,177,231      24,493,820     135,971,876
                                              -------------   -------------   -------------   -------------

   Total change in net assets                   $94,697,966         $38,676      $6,087,286     $41,148,744
                                              =============   =============   =============   =============



                                                                                Growth and        Global
                                                Balanced      International       Income        Discovery
                                              -------------   -------------    -------------   -------------
Changes in assets:
Operations:
   Net investment income                        $3,252,112      $1,362,644       $4,589,737        ($30,708)
   Net realized gains (losses)                   1,350,636       9,302,533        5,540,987         689,707
   Change in unrealized gains and losses         5,191,318      (3,210,925)      12,870,535         811,992
                                              -------------   -------------    -------------   -------------

   Net change from operations                    9,794,066       7,454,252       23,001,259       1,470,991
                                              -------------   -------------    -------------   -------------

Capital share transactions:
   Premiums                                      4,089,100       5,663,171       14,772,184       2,017,535
   Capital withdrawals                                                                             (518,748)
   Contract claims                                (122,603)       (228,457)        (200,548)        (30,489)
   Contract surrenders                          (2,370,707)     (5,973,316)      (3,854,601)     (1,390,142)
   Contract maintenance charges                       (383)           (476)
   Transfers (to) from general account and
       portfolio transfers, net                    (99,683)    (12,305,989)       7,341,124      (1,084,280)
                                              -------------   -------------    -------------   -------------

   Net change from capital share transaction     1,495,724     (12,845,067)      18,058,159      (1,006,124)
                                              -------------   -------------    -------------   -------------

   Total change in net assets                  $11,289,790     ($5,390,815)     $41,059,418        $464,867
                                              =============   =============    =============   =============


Net assets:
Beginning of year                               43,120,710      81,739,416       72,323,186      13,984,568
End of year                                     54,410,500      76,348,601      113,382,604      14,449,435
                                              -------------   -------------    -------------   -------------

   Total change in net assets                  $11,289,790     ($5,390,815)     $41,059,418        $464,867
                                              =============   =============    =============   =============



The accompanying notes are an integral part of these financial statements

                        CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                              NOTES TO FINANCIAL STATEMENTS


1.       Organization:

The Charter National Variable Annuity Account (the "Variable Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended. The Variable Account was established by Charter National Life Insurance Company ("Charter National"), a wholly-owned subsidiary of Leucadia National Corporation ("Leucadia"), as a separate investment account on May 15, 1987. On December 21, 1998, Leucadia and Allstate Life Insurance Company ("Allstate") announced an agreement for Allstate to purchase Charter. The transaction is subject to regulatory approvals and is expected to close before July 1, 1999.

The Variable Account receives funds representing premiums collected under the variable annuity contracts (the "Contracts") offered by Charter National. The funds are directed by the Contract owners into one or more subaccounts, each of which, in turn, invests exclusively in the shares of up to seven portfolios of the Scudder Variable Life Investment Fund (the "Fund"), an open-end, diversified investment company managed by Scudder Kemper Investors, Inc. (the "Adviser"). The Fund, at December 31, 1998, consists of the Money Market Portfolio, the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the
International Portfolio, the Growth and Income Portfolio and the Global Discovery Portfolio (collectively referred to as the "Portfolios").

The Adviser receives compensation for its management and advisory services. Total annual compensation received by the Adviser in 1998 and 1997 as a percentage of average net assets was as follows:

                                             1998                    1997
                                             ----                    ----
Money Market                                .440%                   .460%
Bond                                        .570%                   .620%
Capital Growth                              .500%                   .510%
Balanced                                    .560%                   .570%
International                              1.040%                  1.000%
Growth and Income                           .560%                   .580%
Global Discovery                           1.720%                  1.500%

Charter National has an agreement whereby it reimburses the Fund for its share of the annual operating expenses incurred by the Adviser that exceed 1.50% of the average daily net assets in the International and Global Discovery Portfolios and .75% of the average daily net assets in the remaining Portfolios. Charter National's share of such excess expenses are determined by the proportion of its investment in the Fund to the total investment of all companies participating in the Fund.

Each subaccount is denominated in units having a distinct value (the "Unit Value"). For each subaccount, the Unit Value for the Contracts on a given date is based on the net asset value of a share of the corresponding Portfolio in which such subaccount invests. In addition, because of differences in Contracts funded by the subaccounts, units in a subaccount attributable to certain Contracts will have different Unit Values than those attributable to other Contracts funded by the subaccount. When a payment is allocated or an amount is transferred to a subaccount, a number of units is purchased based on the Unit Value of the subaccount. When amounts are transferred out of or deducted from a subaccount, units are redeemed in a similar manner.

                        CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS, continued


1.       Organization, continued:

Charter National is domiciled in the state of Missouri. Under Missouri insurance regulations, the assets of the Variable Account are the property of Charter National. The assets of each subaccount attributable to the Contracts, and the income arising therefrom, may not be used to settle the liabilities arising from any other subaccount or from any other business operations of Charter National. The assets of each subaccount in excess of those attributable to the Contracts, and the income arising therefrom, are available for Charter National's general use.

2.       Significant Accounting Policies:

Investment Valuation:

Investments made in the Portfolios of the Fund are valued at their respective net asset values. Transactions are recorded on the trade date. Dividend income is recognized when declared in all Portfolios except the Money Market Portfolio, which recognizes income based upon a daily earnings rate. Gains and losses on investments, both realized and unrealized, are determined on the basis of the weighted average cost of the aggregate shares held in each of the Portfolios of the Fund.

Federal Income Taxes:

Under current law, the net income and realized gains and losses attributable to the Contracts are subject to taxation, under certain circumstances, upon the withdrawal of such funds. The Variable Account makes no provision for such future, potentially taxable events as any such taxes that would then become payable would be the responsibility of the owners of the Contracts. Similar items attributable to Charter National's capital contribution are included in its federal income tax return, with provisions for such tax included in the accounts of Charter National.

At the present time, Charter National makes no charge to the Variable Account for any federal, state or local taxes that it incurs which may be attributable to such Account or to the Contracts. Charter National, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Contracts.

Use of Estimates in Preparing Financial Statements:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS, continued


3.       Charges and Deductions:

Mortality and Expense Risk Charges and Administrative Expenses:

Charter National assumes certain mortality and expense risks related to the operation of the Variable Account and deducts daily charges from the Contract's values at an annual rate of .40% to .90%. Charter National reserves the right to increase the mortality and expense risk charge to an annual rate of .70% to
 .90%.  In  addition,   similar   deductions  are  made  on  a  daily  basis  for
administrative expenses at an annual rate of .30% to .40%.

Records Maintenance:
On certain contracts, Charter National annually deducts an amount of $30 per Contract for the cost of performing records maintenance. On certain other Contracts, Charter National is permitted to, but did not in either 1998 or 1997, deduct a records maintenance charge of up to $40 at the beginning of each Contract year to reflect the cost of performing records maintenance.

Transfer Charges:
On certain Contracts, Charter National deducts a transfer charge of $10 for the third and each subsequent transfer request made during a Contract year. On certain other Contracts, Charter National is permitted to, but did not in either 1998 or 1997, deduct a transfer charge of $10 for the third and each subsequent transfer request made during a Contract year.

4.       Distribution of the Contracts:

CNL, Inc. ("CNL"), which acts as the principal underwriter for the Contracts, is registered as a broker-dealer with the Securities and Exchange Commission (the "SEC") and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). CNL receives commissions and underwriting fees directly from Charter National. CNL and Charter National have contracted with Scudder Fund Distributors, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contracts. Scudder is registered with the SEC as a broker-dealer and is a member of the NASD. On September 2, 1998, Leucadia, then sole owner of CNL, sold all of the stock of CNL to Allstate.

                        CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                        NOTES TO FINANCIAL STATEMENTS, continued


5.       Investments:

The following table presents selected data regarding the investments in each of the Portfolios of the Fund at December 31, 1998.

           Portfolio                 Number of            Cost             Net Asset Value    Net Asset Value Per
                                       Shares                                   Total                 Share

Money Market                             60,619,920     $ 60,619,920           $ 60,619,920                    $1.00
Bond                                      3,950,365       26,786,120             27,178,512                     6.88
Capital Growth                            6,919,668      130,807,887            165,726,041                    23.95
Balanced                                  4,599,778       52,021,790             69,962,626                    15.21
International                             5,760,215       77,055,792             83,868,728                    14.56
Growth and Income                         9,761,716       95,010,132            109,819,303                    11.25
Global Discovery                          2,118,583       14,835,902             17,033,406                     8.04
                                                     ----------------      -----------------
     Total                                             $ 457,137,543          $ 534,208,536
                                                     ================      =================


The number and cost of Fund shares purchased and sold for the years ended December 31, 1998 and 1997 are as follows:


Portfolio                                        Purchases                           Sales
1998                                       Shares            Cost             Shares             Cost
----                                       ------            ----             ------             ----
Money Market                              165,691,667      $165,691,667        153,248,978    $ 153,248,978
Bond                                        3,044,678        20,676,139          2,659,644       18,145,943
Capital Growth                              4,185,611        90,204,740          3,856,921       69,737,835
Balanced                                    1,369,555        18,624,202            860,792        9,444,688
International                               6,119,844        85,843,714          5,770,587       75,557,902
Growth and Income                           4,273,578        48,324,001          4,388,395       41,566,735
Global Discovery                            1,630,990        12,391,774          1,554,288       10,627,340
                                                       -----------------                    ----------------
     Total                                                $ 441,756,237                       $ 378,329,421
                                                       =================                    ================




Portfolio                                            Purchases                         Sales
1997                                        Shares            Cost             Shares            Cost
----                                        ------            ----             ------            ----
Money Market                               121,556,568      $121,556,568       121,517,892     $121,517,892
Bond                                         2,101,808        14,231,217         1,271,475        8,646,122
Capital Growth                               4,652,306        86,351,192         3,808,184       58,811,129
Balanced                                     1,064,378        13,055,977           687,464        6,957,505
International                                3,180,612        44,474,149         3,938,667       46,654,039
Growth and Income                            4,978,875        51,616,031         2,820,932       23,427,148
Global Discovery                             1,313,532         8,843,451         1,481,904        9,190,576
                                                        -----------------                   ----------------
     Total                                                 $ 340,128,585                      $ 275,204,411
                                                        =================                   ================


                                     PART C
                               OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

        (a)    Financial Statements
               All required financial statements are included in Part B of this Registration Statement.
        (b)    Exhibits
        (1)    --  Resolutions  of  the  Board  of  Directors  of  Charter
                   National Life Insurance Company authorizing establishment of the Variable Annuity Account.1/
        (2)    --  Not Applicable.
        (3)    (a) -- Form of  Principal  Underwriting  Agreement  between
                     Charter National Life Insurance Company on its own behalf and on behalf of Charter National Variable Annuity Account, and CNL, Inc. 1/
               (b) --  Form of Expense Reimbursement Agreement between Charter
                       National Life Insurance Company and CNL, Inc. 1/
               (c) --  Marketing  and  Solicitation   Agreement  dated  as  of
                     September 30, 1988 among Scudder Investor Services, Inc., Charter National Life Insurance Company, Charter National Variable Annuity Account, and CNL, Inc. 1/
               (d) -- Principal Underwriting Agreement - Schedule A. 1/
        (4)    (a) --  Form of Contract for the Flexible Premium Variable
                      Deferred Annuity. 1/
               (b) --  State Variations in Contract Form. 1/
               (c) --  General Account Endorsement. 1/
               (d) --  Individual Retirement Provision ontract Rider. 1/
               (e) --  Change in Ownership and Annuitant Contract Rider. 1/
               (f) --  Charges Endorsement. 1/
        (5)    (a) --  Form of Application for the Flexible Premium Variable
                       Deferred Annuity. 1/
               (b) --  State Variations of Application Form. 1/
        (6)    (a) --  Articles of Incorporation of Charter National Life
                       Insurance Company. 1/
               (b) --  By-Laws of Charter National Life Insurance Company. 1/
        (7)        --  Not Applicable.
        (8)    (a) --  Participation Agreement dated September 3, 1993 between
                     Scudder Variable Life Investment Fund and Charter
                     National Life Insurance Company. 1/
               (b) --  Reimbursement Agreement dated June 9, 1986 between
                     Scudder, Stevens & Clark Inc. and Charter National Life Insurance Company. 1/
               (c) --   Participating   Contract  and  Policy   Agreement  and
                     Amendments thereto dated June 4, 1986 between Scudder Investor Services, Inc. and CNL, Inc. 1/
               (d) -- Amendment to Participating Contract and Policy Agreement
                     dated February 20, 1996. 1/
               (e) -- Purchase  Agreement  dated  February  11,  1998  between
                     Charter National Life Insurance Company, Leucadia National Corporation and Allstate Life Insurance Company.
                     2/
               (f) --    Form of Coinsurance Agreement between Charter
                     National Life Insurance Company and Allstate Life
                     Insurance Company. 2/
               (g) --    Form of Administrative Services Agreement between
                     Charter National Life Insurance Company and Allstate Life Insurance Company. 2/
        (9)        --  Opinion and Consent of Counsel. 4/
        (10)   (a) --  Consent of Sutherland Asbill & Brennan LLP. 4/
               (b) --  Consent of Independent Accountants. 4/
        (11)       --  Not Applicable.
        (12)       --  Not Applicable.
        (13)       --  Schedule for Computation of Performance Data. 1/
        (14)       --  Not Applicable.
        (15)       --  Powers of Attorney.  3/  4/

1/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on February 24, 1997 (File No. 33-22925).
2/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 24, 1998 (File No. 33-22925).
3/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 18 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on February 26, 1999 (File No. 33-22925).
4/      Filed herewith.

Item 25.     Directors and Officers of the Depositor

         -------------------------------------------------- ------------------------------------------
         Name and Principal                                 Positions and Offices
         Business Address                                   With Depositor

         -------------------------------------------------- ------------------------------------------
         Richard G. Petitt*                                 Chairman of the Board, President,
                                                            Director, Chief Executive Officer and
                                                            Chief Operating Officer

         -------------------------------------------------- ------------------------------------------
         John R. Petrowski**                                Vice President, General Counsel,
                                                            Corporate Secretary and Director

         -------------------------------------------------- ------------------------------------------
         Rocco Nittoli**                                    Vice President, Treasurer, Controller
                                                            and Director

         -------------------------------------------------- ------------------------------------------
         Timothy C. Sentner ***                             Senior Vice President

         -------------------------------------------------- ------------------------------------------
         Mark Hornstein ***                                 Vice President and Director

         -------------------------------------------------- ------------------------------------------
         James E. Jordan                                    Director
         9 West 57th St.
         Suite 4000
         New York, NY 10019

         -------------------------------------------------- ------------------------------------------
         Laura Ulbrandt ***                                 Assistant Secretary

         -------------------------------------------------- ------------------------------------------
         Ian M. Cumming                                     Director
         Leucadia National Corporation
         529 East South Temple
         Salt Lake City, UT  84102

         -------------------------------------------------- ------------------------------------------
         Barbara Lowenthal ***                              Vice President

         -------------------------------------------------- ------------------------------------------
         Jesse Clyde Nichols III                            Director
         Nichols Industries, Inc.
         5001 E. 59th Street
         Kansas City, MO  64130

         -------------------------------------------------- ------------------------------------------
         Joseph S. Steinberg ***                            Director

         -------------------------------------------------- ------------------------------------------
         Joseph A. Orlando ***                              Vice President and Director

         -------------------------------------------------- ------------------------------------------

* The principal business address is 3535 S.E. Doubleton Drive, Stuart, FL 34997.

** The principal business address is 335 Adams Street, Brooklyn, NY 11201.

*** The principal business address is Leucadia National Corporation, 315 Park Avenue South, New York, NY 10010.


Item 26. Persons Controlled By or Under Common Control With the Depositor or Registrant

Charter is the depositor of Charter National Variable Account, a separate account formed in connection with the sale of variable life insurance policies by Charter. Charter also is the depositor of the Charter National Variable Annuity Account formed in connection with the sale of variable annuity contracts by Charter.

As described in the Prospectus, Charter is engaged in the insurance business. Intramerica Life Insurance Company, a Charter subsidiary, offers the Contract to residents of New York. Charter is a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation. On December 21, 1998 Allstate Life Insurance Company ("Allstate") announced that it entered into an agreement National Corporation to purchase Charter National Life Insurance Company. The transaction is subject to regulatory approvals and is expected to close by July 1, 1999.

CNL, Inc. ("CNL") is the principal underwriter of the Contracts. On September 2, 1998, Leucadia, then sole owner of all of the stock of CNL, sold all of its CNL stock to Allstate.

Set forth below is certain information concerning each of the active persons under common control with Charter (other than CNL), including state of organization, percentage of voting securities owned or other basis of control and principal business.

                                                           Percent of
                                    Jurisdiction           Voting
                                    of                     Securities          Principal
Name                                Incorporation          Owned*              Business

Centurion Ins. Co.                  New York               100%                Insurance
WMAC Investment Corp.               Wisconsin              100%                Holding Company
Bellpet, Inc.                       Delaware               100%                Holding Company
Baldwin-CIS L.L.C.                  Delaware               100%                Investments
Conwed Corporation                  Delaware               100%                Real Estate
Leucadia Film Corporation           Utah                   100%                Film Products
Neward Corporation                  Delaware               100%                Owner and Operator of
                                                                               Oil Wells
Rastin Investing Corp.              Delaware               100%                Investments
HSD Venture                         California             100%                Real Estate
American Investment
  Company                           Delaware               100%                Holding Company
Leucadia Aviation, Inc.             Delaware               100%                Aviation
LNC Investments, Inc.               Delaware               100%                Investments
The Sperry and
  Hutchinson Co., Inc.              New Jersey             100%                Trading Stamps
Leucadia, Inc.                      New York               100%                Manufacturing &
                                                                               Investments
College Life
  Development Corp.                 Indiana                100%                Real Estate
Phlcorp, Inc.                       Pennsylvania           100%                Holding Company
Empire Insurance Co.                New York               100%                Insurance
American Investment
  Bank, N.A.                        United States          100%                Banking
Wedgewood Investments
  L.L.C.                            Delaware               100%                Investments
Leucadia Financial
  Corporation                       Utah                   100%                Real Estate


                                                            Percent of
                                    Jurisdiction            Voting
                                    of                      Securities         Principal
Name                                Incorporation           Owned*             Business

AIC Financial Corp.                 Delaware               100%                Real Estate
Leucadia Cellars Ltd.               Delaware               100%                Investments
American Investment
  Financial                         Utah                   100%                Thrift Loan
Allcity Insurance Co.               New York               89.8%               Insurance
Charter National Life
  Insurance Company                 Missouri               100%                Insurance
LUK-CP Administrative
  Services, Inc.                    Delaware               100%                Administrator
LUK-CPG, Inc.                       Delaware               100%                Holding Company
LUK-CPH, Inc.                       Delaware               100%                Holding Company
Intramerica Life
  Ins. Co.                          New York               100%                Insurance
Leucadia Properties, Inc.           Utah                   100%                Real Estate
Terracor II                         Utah                   100%                Real Estate
CPAX, Inc.                          Delaware               100%
Holding Company
Rosemary Beach Land Co.             Florida                100%                Real Estate
Rosemary Beach Cottage
  Rental Co.                        Delaware               100%                Real Estate Rental
Professional Data
  Management, Inc.                  Indiana                100%                Real Estate
Leucadia Investors, Inc.            New York               100%                Investments
Silver Mountain
  Industries, Inc.                  Utah                   100%                Real Estate
Telluride Properties
  Acquisition, Inc.                 Utah                   100%                Real Estate
Baldwin Enterprises,
  Inc.                              Colorado               100%                Holding Company
Commercial Loan Insurance
  Company                           Wisconsin              100%                Insurance
NSAC, Inc.                          Colorado               100%                Real Estate
RERCO, Inc.                         Delaware               100%                Finance
330 MAD. PARENT CORP.               Delaware               100%                Investments
WMAC Credit Insurance
  Corp.                             Wisconsin              100%                Insurance
CDS Devco, Inc.                     California              80%                Investments
San Elijo Ranch, Inc.               California              68%                Real Estate
RRP, Inc.                           Colorado               100%                Real Estate
CDS Holding Corporation             Delaware               100%                Holding Company
International Bottlers
  L.L.C.                            Delaware                71%                Holding Company
Pepsi International
  Bottlers L.L.C.                   Delaware                71%                Holding Company
LUK-REN, Inc.                       New York               100%                Real Estate
Pine Ridge Associates,
  L.P.                              Texas                   75%                Winery
Leucadia Bottling L.L.C.            Utah                   100%                Holding Company
Leucadia Power Holdings,
  Inc.                              Utah                   100%                Holding Company


* Unless otherwise noted, voting securities are owned by Leucadia. A number of subsidiaries of Leucadia are not included on this list. Taken together and considered as a single subsidiary, they would not constitute a significant subsidiary of Leucadia. More detailed information will be supplied upon request. In addition, inactive companies are not included on this list.

Item 27.  Number of Contract Owners

As of April 13, 1999 there were 9,265 owners of the Contract, of which 9,063 were Non-qualified and 202 were Qualified.

Item 28.  Indemnification

Currently, there are no provisions or arrangements for indemnification of any individual either by the Registrant or by Charter pursuant to its Articles of Incorporation or By-Laws. However, Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the Articles of Incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person whose action was finally adjudged to have been knowingly fraudulent, deliberately dishonest of the result of willful misconduct.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, and controlling persons of Charter pursuant to the foregoing statute, or otherwise, Charter has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Charter of expenses incurred or paid by a director, officer or controlling person of Charter in successful defense or any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Charter will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

CNL is the principal underwriter of the Charter National Variable Annuity Account. CNL is also the principal underwriter for the Charter National Variable Account, a separate account of Charter formed in connection with the distribution of variable life insurance policies issued by Charter. And CNL is principal underwriter for variable annuity contracts issued through the Intramerica Variable Annuity Account.

Commissions in the amount of $_____ were paid on the Contracts to CNL during Registrant's fiscal year ending 12/31/98.

The directors and officers of CNL are as follows:

         -------------------------------------------------- ------------------------------------------
         Name and Principal                                 Positions and Offices
         Business Address                                   With Underwriter

         -------------------------------------------------- ------------------------------------------
         John R. Hunter*                                    Director
         -------------------------------------------------- ------------------------------------------
         Louis G. Lower, II*                                Director
         -------------------------------------------------- ------------------------------------------
         Michael J. Velotta*                                Director and Assistant Secretary
         -------------------------------------------------- ------------------------------------------
         Thomas J. Wilson, II*                              Director
         -------------------------------------------------- ------------------------------------------
         A. Sales Miller*                                   President
         -------------------------------------------------- ------------------------------------------
         Karen C. Gardner*                                  Vice President
         -------------------------------------------------- ------------------------------------------
         Kathleen A. Urbanowicz*                            Vice President, Secretary and Chief
                                                            Compliance Officer
         -------------------------------------------------- ------------------------------------------
         Terry R. Young*                                    General Counsel and Assistant Secretary
         -------------------------------------------------- ------------------------------------------
         James P. Zils*                                     Treasurer
         -------------------------------------------------- ------------------------------------------
         Robert N. Roeters*                                 Assistant Vice President
         -------------------------------------------------- ------------------------------------------
         Emma M. Kalaidjian*                                Assistant Secretary
         -------------------------------------------------- ------------------------------------------
         Brenda D. Sneed*                                   Assistant Secretary
         -------------------------------------------------- ------------------------------------------
         Nancy M. Bufalino*                                 Assistant Treasurer
         -------------------------------------------------- ------------------------------------------

* The principal business address is Allstate Life Insurance Company, 3100 Sanders Road, Northbrook, Illinois 60062-7154.

Item 30.  Location of Accounts and Records

All financial accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Charter or an affiliate at their respective home offices. All Contract Owner accounts and documents required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Charter or by the Allstate, or by an affiliate of Charter or Allstate, at their home offices or at the customer service center.

Item 31.  Management Services

   Not Applicable.

Item 32.  Undertakings

Charter National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Charter National Life Insurance Company.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this registration statement and has caused this registration statement to be signed on its behalf in the City of St. Louis and the State of Missouri, on the __ day of April, 1999.


                   Charter National Variable Annuity Account
                                  (Registrant)
(Seal)               By: Charter National Life Insurance Company
                                  (Depositor)


Attest: /s/John R. Petrowski              By:   /s/Rocco Nittoli
        --------------------                    ----------------
         John R. Petrowski                        Rocco Nittoli
         Vice President and                       Vice President and
           General Counsel                          Treasurer



     As required by the Securities Act of 1933 this amended Registration Statement has been signed by the following persons in their capacities on the dates indicated.


Signature                                              Title                            Date

*_____________________________                         Chairman of the Board            4/__/99
 Richard G. Petitt                                     President and Director
                                                       (Chief Executive Officer)
                                                       (Chief Operating Officer)


*______________________________                        Vice President, Treasurer,       4/__/99
Rocco Nittoli                                          Controller and Director


*______________________________                        Director                         4/__/99
 Ian M. Cumming


*_______________________________                       Senior Vice President            4/__/99
 Timothy C. Sentner


*______________________________                        Vice President, General          4/__/99
 John R. Petrowski                                     Counsel, Corporate
                                                       Secretary and Director

*_____________________________                         Assistant Secretary              4/__/99
 Laura Ulbrandt


*_____________________________                         Director                         4/__/99
 Jesse Clyde Nichols III



Signature                                              Title                          Date

*_____________________________                         Vice President and
 Mark Hornstein                                        Director                       4/__/99


*_____________________________                         Director                       4/__/99
 Joseph S. Steinberg


*_____________________________                         Vice President                 4/__/99
 Barbara Lowenthal


*_____________________________                         Vice President and             4/__/99
 Joseph A. Orlando                                     Director


*______________________________                        Director                       4/__/99
 James E. Jordan


 *Pursuant to Power of Attorney


(Seal)                                                 Date:  April 23, 1999


Attest:     /s/John R. Petrowski           By:  /s/Rocco Nittoli
            --------------------                ----------------
            John R. Petrowski                   Rocco Nittoli
            Vice President and                  Vice President and
              General Counsel                   Treasurer

                                  Exhibit List


Exhibit 9         Opinion and Consent of Counsel

Exhibit 10(a)     Consent of Sutherland Asbill & Brennan

Exhibit 10(b)     Consent of Independent Accountants

Exhibit 15        Powers of Attorney

                           Ian M. Cumming
                           Timothy C. Sentner
                           James E. Jordan